[GRAPHIC APPEARS HERE]

                        2008 PROSPECTUS TO SHAREHOLDERS

               iSHARES(Reg. TM) FTSE KLD 400 SOCIAL INDEX FUND
                               SEPTEMBER 1, 2008
                           (as revised July 29, 2009)

                   >> WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                      ELECTRONICALLY?
                      SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.
           ===================

2.   From the main page, select the first letter of your brokerage firm's name.


3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                                  iShares(R)

                                 iShares Trust
                        Supplement dated July 29, 2009
                  to the Prospectuses dated September 1, 2008
                (as revised July 29, 2009) (the "Prospectuses")
              for the iShares FTSE KLD 400 Social Index Fund and
                 the iShares FTSE KLD Select Social Index Fund

   The information in this Supplement updates information in, and should be read in conjunction with, each Prospectus.

Barclays Global Fund Advisors (the "Adviser") serves as the investment adviser for each iShares fund (each, a "Fund"). On June 16, 2009, Barclays PLC ("Barclays"), the ultimate parent company of the Adviser, accepted a binding offer and entered into an agreement to sell its interests in the Adviser and certain affiliated companies to BlackRock, Inc. (the "BlackRock Transaction"). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing. The previously announced agreement, providing for the sale by Barclays of its interests in the Adviser and certain affiliated companies to a holding company of CVC Capital Partners Group SICAV-FIS S.A. was terminated in connection with the BlackRock Transaction.

Under the Investment Company Act of 1940, as amended, completion of the BlackRock Transaction will cause the automatic termination of each Fund's current investment advisory agreement with the Adviser. In order for the management of each Fund to continue uninterrupted, each Fund's Board of Directors or Trustees (the "Board") will be asked to approve a new investment advisory agreement. If approved by the Board, the new investment advisory agreement will be submitted to the shareholders of each Fund for their approval.

If you have any additional questions, please call 1-800-iShares
(1-800-474-2737).



iShares(R) is a registered trademark of Barclays Global Investors, N.A.  BGI-A-BR3-0709

--------------------------------------------------------------------------------
                         PLEASE RETAIN THIS SUPPLEMENT
                             FOR FUTURE REFERENCE
iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 130 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares FTSE KLD 400 Social Index Fund* (the "Fund").

CUSIP: 464288570
TRADING SYMBOL: DSI
UNDERLYING INDEX: FTSE KLD 400 Social Index*

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 50,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                       PROSPECTUS DATED SEPTEMBER 1, 2008
                           (as revised July 29, 2009)

* On July 29, 2009, the name of the Fund changed from the iShares KLD 400 Social Index Fund to the iShares FTSE KLD 400 Social Index Fund to reflect a change in the Fund's Index Provider from KLD Research & Analytics, Inc. to FTSE International Limited and a change in the name of the Fund's Underlying Index from Domini 400 Social(SM) Index to FTSE KLD 400 Social Index.

Table of Contents

  Introduction......................   1
  Investment Objective..............   1
  Principal Investment Strategies...   1
  Principal Risks...................   2
  Portfolio Holdings Information....   4
  Performance Information...........   5
  Fees and Expenses.................   6
  Management........................   6
  Shareholder Information...........   7
  Distribution......................  12
  Financial Highlights..............  13
  Index Provider....................  13
  Disclaimers.......................  13
  Supplemental Information..........  14

 "FTSE," and "FTSE KLD 400 Social Index" are servicemarks of FTSE International Limited licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on the NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE KLD 400 Social Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is FTSE International Limited ("FTSE"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index is designed to provide exposure to the common stocks of companies that KLD Research & Analytics, Inc. ("KLD") determines have positive environmental, social and governance ("ESG") characteristics. The Underlying Index consists of 400 companies drawn from the universe, supplied by FTSE annually, of the 3,000 largest NYSE and NASDAQ listed US equities ranked by investable market capitalization (after the application of any investability weightings). KLD evaluates each eligible company's ESG performance using proprietary ratings covering Environmental, Social (community & society, customers, employees & supply chain) and Governance & Ethics criteria. KLD seeks to include in the Underlying Index companies with positive ESG performance relative to their industry peers and in relation to the broader market. Companies that KLD determines have significant involvement in the following businesses are not eligible for the Underlying Index: alcohol, tobacco, firearms, nuclear power, military weapons and gambling. KLD seeks to maintain the large capitalization character of the Underlying Index while including mid-cap and small-cap companies.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and

[GRAPHIC APPEARS HERE]
may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to a company or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, then the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not incur such expenses.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

[GRAPHIC APPEARS HERE]

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2007    3.20%

--------
/1/ The Fund's total return for the six months ended June 30, 2008 was -13.06%. The best calendar quarter return during the period shown above was 5.46% in the 2nd quarter of 2007; the worst was -3.35% in the 4th quarter of 2007.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2007)

                                               SINCE FUND
                                  ONE YEAR     INCEPTION
                                  ---------    ----------
(INCEPTION DATE: 11/14/2006)
    Return Before Taxes             3.20%         4.15%
    Return After Taxes on           3.01%         3.95%
  Distributions(1)
    Return After Taxes on           2.32%         3.52%
Distributions and Sale of Fund
  Shares(1)
FTSE KLD 400 SOCIAL INDEX(2)
(Index returns do not reflect
deductions for fees,
expenses, or taxes)                 3.72%         4.67%

--------
(1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

(2) Effective July 29, 2009, the name of the Fund's Underlying Index changed from Domini 400 Social(SM) Index to FTSE KLD 400 Social Index.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                                        ANNUAL FUND OPERATING EXPENSES/2/
              -------------------------------------------------------------------------------------
                            DISTRIBUTION AND                                      TOTAL ANNUAL FUND
 SHAREHOLDER   MANAGEMENT    SERVICE (12B-1)      OTHER      ACQUIRED FUND FEES       OPERATING
   FEES/1/        FEES            FEES         EXPENSES/3/     AND EXPENSES/4/        EXPENSES
------------- ------------ ------------------ ------------- ==================== ------------------
      None       0.50%           None             None             0.01%               0.51%

--------
/1/ Fees paid directly from your investment.
/2/ Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets. See footnote 4.
/3/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund (not including Acquired Fund Fees and Expenses), except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.
/4/ "Acquired Fund Fees and Expenses" reflect the Fund's PRO RATA share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's NAV and do not correlate to the ratio of expenses to average net assets shown in the FINANCIAL HIGHLIGHTS section of this Prospectus.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  =========  =========
   $52       $164       $285       $640

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.50%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $2.04 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Trustees' approval of the Investment Advisory Agreement with BGFA is available in the Fund's semi-annual report for the six-month period ended October 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy,

[GRAPHIC APPEARS HERE]
researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will also incur the cost of the "spread" - that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Trust's Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board of Trustees has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with

[GRAPHIC APPEARS HERE]
which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Fund's Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid annually by the Fund. The Fund generally distributes its net capital gains, if any, to shareholders annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions out of the Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or shares of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT

[GRAPHIC APPEARS HERE]

REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers up to the maximum amount shown below of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of May 31, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $2,475,000      50,000            $500               3.0%                  2.0%

--------

*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

[GRAPHIC APPEARS HERE]

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       PERIOD FROM
                                                     NOV. 14, 2006/A/
                                      YEAR ENDED            TO
                                    APR. 30, 2008     APR. 30, 2007
                                   ---------------  -----------------
NET ASSET VALUE, BEGINNING OF          $ 52.92          $ 50.33
                                       -------          -------
  PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                 0.71             0.36
 Net realized and unrealized             (4.32)            2.51
                                       -------          -------
  gain (loss)/c/
Total from investment operations         (3.61)            2.87
                                       -------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                   (0.60)           (0.28)
                                       -------          -------
Total distributions                      (0.60)           (0.28)
                                       -------          -------
NET ASSET VALUE, END OF PERIOD         $ 48.71          $ 52.92
                                       =======          =======
TOTAL RETURN                             (6.89)%           5.72%/d/
                                       =======          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)      $58,451          $26,458
 Ratio of expenses to average             0.50%            0.50%
  net assets/e/
 Ratio of net investment income
to
  average net assets/e/                   1.40%            1.51%
 Portfolio turnover rate/f/                  5%               4%

--------
/a/ Commencement of operations.
/b/ Based on average shares outstanding throughout each period.
/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
/d/ Not annualized.
/e/ Annualized for periods of less than one year.
/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

FTSE is the Index provider for the Underlying Index. FTSE is a joint venture company owned by The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1000 real time indexes. "FTSE(TM)" is a trademark jointly owned by the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. In collaboration with FTSE, KLD, an independent investment research firm, selects and determines the weightings of the companies to be included in the Underlying Index. Neither FTSE nor KLD are affiliated with the Trust, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, euronext N.V. or the Financial Times Limited (together, the "FTSE Licensor Parties"). None of the FTSE Licensor parties make any warranty or representations whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the said index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BGI, BGFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE Arca. NYSE Arca MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE Arca IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE Arca HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE Arca DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE Arca MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE Arca MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE Arca HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities

[GRAPHIC APPEARS HERE]
exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through June 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/
DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


      PREMIUM/DISCOUNT RANGE        NUMBER OF DAYS   PERCENTAGE OF TOTAL DAYS
=================================  ================ =========================
Greater than 1.5%                          1                   0.27%
Greater than 1.0% and Less than            2                   0.53
1.5%
Greater than 0.5% and Less than            5                   1.33
1.0%
BETWEEN 0.5% AND -0.5%                   362                  96.27
Less than -0.5% and Greater than           3                   0.80
-1.0%
Less than -1.0% and Greater than           2                   0.53
-1.5%
Less than -1.5% and Greater than           1                   0.27
-2.0%
                                         ---                 ------
                                         376                 100.00%
                                         ===                 ======

II. Total Return Information

The table that follows presents information about the total return of the Fund's Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period(s) indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                        PERFORMANCE AS OF APRIL 30, 2008


                         AVERAGE ANNUAL TOTAL RETURNS                            CUMULATIVE TOTAL RETURNS
============================================================================== ============================
               YEAR ENDED 4/30/08                    INCEPTION TO 4/30/08*        INCEPTION TO 4/30/08*
================================================ ============================= ============================
             NAV               MARKET    INDEX      NAV      MARKET    INDEX      NAV      MARKET    INDEX
============================ ========= ========= ========= ========= ========= ========= ========= ========
      (6.89)%                (6.96)%   (6.41)%   (1.06)%   (1.09)%   (0.57)%   (1.55)%   (1.59)%   (0.83)%

--------
  * Total returns for the period since inception are calculated from the inception date of the Fund (11/14/06). The first day of secondary market trading in shares of the Fund was 11/17/06.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-DSI-0709

                   Investment Company Act File No.: 811-09729

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                        2008 PROSPECTUS TO SHAREHOLDERS

               iShares(Reg. TM) FTSE KLD SELECT SOCIAL INDEX FUND
                               SEPTEMBER 1, 2008
                          (as revised July 29th, 2009)

                   >> WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                      ELECTRONICALLY?
                      SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.
           ===================

2.   From the main page, select the first letter of your brokerage firm's name.


3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

                                  iShares(R)

                                 iShares Trust
                        Supplement dated July 29, 2009
                  to the Prospectuses dated September 1, 2008
                (as revised July 29, 2009) (the "Prospectuses")
              for the iShares FTSE KLD 400 Social Index Fund and
                 the iShares FTSE KLD Select Social Index Fund

   The information in this Supplement updates information in, and should be read in conjunction with, each Prospectus.

Barclays Global Fund Advisors (the "Adviser") serves as the investment adviser for each iShares fund (each, a "Fund"). On June 16, 2009, Barclays PLC ("Barclays"), the ultimate parent company of the Adviser, accepted a binding offer and entered into an agreement to sell its interests in the Adviser and certain affiliated companies to BlackRock, Inc. (the "BlackRock Transaction"). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing. The previously announced agreement, providing for the sale by Barclays of its interests in the Adviser and certain affiliated companies to a holding company of CVC Capital Partners Group SICAV-FIS S.A. was terminated in connection with the BlackRock Transaction.

Under the Investment Company Act of 1940, as amended, completion of the BlackRock Transaction will cause the automatic termination of each Fund's current investment advisory agreement with the Adviser. In order for the management of each Fund to continue uninterrupted, each Fund's Board of Directors or Trustees (the "Board") will be asked to approve a new investment advisory agreement. If approved by the Board, the new investment advisory agreement will be submitted to the shareholders of each Fund for their approval.

If you have any additional questions, please call 1-800-iShares
(1-800-474-2737).



iShares(R) is a registered trademark of Barclays Global Investors, N.A.  BGI-A-BR3-0709

--------------------------------------------------------------------------------
                         PLEASE RETAIN THIS SUPPLEMENT
                             FOR FUTURE REFERENCE
iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 130 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares FTSE KLD Select Social Index Fund* (the "Fund").

CUSIP: 464288802
TRADING SYMBOL: KLD
UNDERLYING INDEX: FTSE KLD Select Social Index*

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 50,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                       PROSPECTUS DATED SEPTEMBER 1, 2008
                           (as revised July 29, 2009)

*On July 29, 2009, the name of the Fund changed from the iShares KLD Select Social(SM) Index Fund to the iShares FTSE KLD Select Social Index Fund to reflect a change in the Fund's Index Provider from KLD Research & Analytics, Inc. to FTSE International Limited and a change in the name of the Fund's Underlying Index from KLD Select Social(SM) Index to FTSE KLD Select Social Index.

Table of Contents

  Introduction......................   1
  Investment Objective..............   1
  Principal Investment Strategies...   1
  Principal Risks...................   2
  Portfolio Holdings Information....   4
  Performance Information...........   5
  Fees and Expenses.................   6
  Management........................   6
  Shareholder Information...........   7
  Distribution......................  12
  Financial Highlights..............  13
  Index Provider....................  13
  Disclaimers.......................  13
  Supplemental Information..........  14

"FTSE," and "FTSE KLD Select Social Index" are servicemarks of FTSE International Limited licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE KLD Select Social Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is FTSE International Limited ("FTSE"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index is designed to maximize exposure to large capitalization companies that KLD determines have positive Environmental, Social, and Governance ("ESG") performance relative to their industry and sector peers and in relation to the broader market, while at the same time maintaining risk and return characteristics similar to the FTSE US 500 Index. The Underlying Index consists of approximately 250 companies drawn from the universe of companies included in the FTSE All-World US Index. KLD evaluates each eligible company's environmental, social and governance performance using standardized criteria and assigns an "overall rating" to each company. The selection process is designed so that companies with relatively higher overall ratings are expected to have a higher representation in the Underlying Index than they do in the FTSE All-World US Index. Companies with relatively lower overall ratings are expected to have a lower representation in the Underlying Index than they do in the FTSE All-World US Index. Exceptions may result from the Underlying Index's objective of having the risk and return characteristics of the FTSE US 500 Index. Companies that KLD determines are involved in the tobacco industry are excluded from the Underlying Index.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and

[GRAPHIC APPEARS HERE]
may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to a company or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, then the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MID-CAPITALIZATION COMPANIES RISKS. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund's share price may increase or decrease by a greater percentage than those of funds that invest solely in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not incur such expenses. The performance of the Underlying Index, and therefore the performance of the Fund, may differ from the performance of the S&P 500 Index due to the different mix of securities in the Underlying Index and Fund as compared to the securities in the S&P 500 Index.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

4

[GRAPHIC APPEARS HERE]

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2006    12.84%
2007    4.01%


--------
/1/  The Fund's total return for the six months ended June 30, 2008 was -10.84%.

The best calendar quarter return during the periods shown above was 6.79% in the 2nd quarter of 2007; the worst was -4.51% in the 4th quarter of 2007.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2007)

                                                SINCE FUND
                                    ONE YEAR    INCEPTION
                                   ----------  -----------
(INCEPTION DATE: 01/24/2005)
    Return Before Taxes                4.01%       8.49%
    Return After Taxes on              3.82%       8.26%
  Distributions(1)
    Return After Taxes on              2.88%       7.28%
Distributions and Sale of Fund
  Shares(1)
FTSE KLD SELECT SOCIAL INDEX(2)
(Index returns do not reflect
deductions for fees,
expenses, or taxes)                    4.53%       9.08%

--------
(1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

(2) Effective July 29, 2009, the name of the Fund's Underlying Index changed from KLD Select Social(SM) Index to FTSE KLD Select Social Index.
                                                                               5

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                                ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------------
                              DISTRIBUTION AND                   TOTAL ANNUAL FUND
 SHAREHOLDER    MANAGEMENT     SERVICE (12B-1)       OTHER           OPERATING
   FEES/1/         FEES             FEES          EXPENSES/3/        EXPENSES
-------------  ------------  ------------------  -------------  ------------------
      None        0.50%            None              None             0.50%

--------
/1/ Fees paid directly from your investment.
/2/ Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  =========  =========
   $51       $160       $280       $628

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.50%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $2.04 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Trustees' approval of the Investment Advisory Agreement with BGFA is available in the Fund's semi-annual report for the six-month period ended October 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager

[GRAPHIC APPEARS HERE]
for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will also incur the cost of the "spread" - that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Trust's Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board of Trustees has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

[GRAPHIC APPEARS HERE]

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Fund's Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid annually by the Fund. The Fund generally distributes its net capital gains, if any, to shareholders annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions out of the Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or shares of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

[GRAPHIC APPEARS HERE]

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers up to the maximum amount shown below of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of May 31, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $2,928,500      50,000            $500               3.0%                  2.0%

--------

*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

[GRAPHIC APPEARS HERE]

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          PERIOD FROM
                                                                                        JAN. 24, 2005/A/
                                      YEAR ENDED       YEAR ENDED        YEAR ENDED            TO
                                    APR. 30, 2008     APR. 30, 2007    APR. 30, 2006     APR. 30, 2005
                                   ---------------  ----------------  ---------------  -----------------
NET ASSET VALUE, BEGINNING OF          $ 61.30          $  55.31         $  49.02         $   49.69
                                       -------          --------         --------         ---------
  PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                0.85/b/           0.75/b/              0.67              0.18
 Net realized and unrealized             (3.92)             6.12             6.26             (0.71)
                                      --------          --------         --------         ---------
  gain (loss)/c/
Total from investment operations         (3.07)             6.87             6.93             (0.53)
                                      --------          --------         --------         ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                   (0.82)            (0.88)           (0.64)            (0.14)
                                      --------          --------         --------         ---------
Total distributions                      (0.82)            (0.88)           (0.64)            (0.14)
                                      --------          --------         --------         ---------
NET ASSET VALUE, END OF PERIOD         $ 57.41          $  61.30         $  55.31         $   49.02
                                      ========          ========         ========         =========
TOTAL RETURN                             (5.08)%           12.58%           14.20%            (1.07)%/d/
                                      ========          ========         ========         =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)      $120,561         $ 91,956         $129,975         $  41,669
 Ratio of expenses to average             0.50%             0.50%            0.50%             0.50%
  net assets/e/
 Ratio of net investment income
to
  average net assets/e/                   1.41%             1.34%            1.32%             1.16%
 Portfolio turnover rate/f/                 29%               46%              46%                3%

--------
/a/ Commencement of operations.
/b/ Based on average shares outstanding throughout the period.
/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
/d/ Not annualized.
/e/ Annualized for periods of less than one year.
/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

FTSE is the Index provider for the Underlying Index. FTSE is a joint venture company owned by The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1000 real time indexes. "FTSE(TM)" is a trademark jointly owned by the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. In collaboration with FTSE, KLD, an independent investment research firm, selects and determines the weightings of the companies to be included in the Underlying Index. Neither FTSE nor KLD are affiliated with the Trust, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, euronext N.V. or the Financial Times Limited (together, the "FTSE Licensor Parties"). None of the FTSE Licensor parties make any warranty or representations whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the said index stands at any particular time on any particular day or otherwise.
The FTSE Licensor Parties' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BGI, BGFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities

[GRAPHIC APPEARS HERE]
exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through June 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/
DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

      PREMIUM/DISCOUNT RANGE        NUMBER OF DAYS   PERCENTAGE OF TOTAL DAYS
=================================  ================ =========================
Greater than 1.0% and Less than            2                   0.53%
1.5%
Greater than 0.5% and Less than            3                   0.80
1.0%
BETWEEN 0.5% AND -0.5%                   366                  97.34
Less than -0.5%                            5                   1.33
                                         ---                 ------
                                         376                 100.00%
                                         ===                 ======

II. Total Return Information

The table that follows presents information about the total return of the Fund's Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period(s) indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                        PERFORMANCE AS OF APRIL 30, 2008


                      AVERAGE ANNUAL TOTAL RETURNS                        CUMULATIVE TOTAL RETURNS
========================================================================= =========================
               YEAR ENDED 4/30/08                 INCEPTION TO 4/30/08*     INCEPTION TO 4/30/08*
================================================ ======================== =========================
             NAV               MARKET    INDEX     NAV    MARKET   INDEX     NAV    MARKET   INDEX
============================ ========= ========= ======= ======== ======= ======== ======== =======
      (5.08)%                (5.19)%   (4.66)%   5.94%    5.92%   6.47%   20.72%   20.66%   22.74%

--------
  * Total returns for the period since inception are calculated from the inception date of the Fund (1/24/05). The first day of secondary market trading in shares of the Fund was 1/28/05.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-KLD-0709

                   Investment Company Act File No.: 811-09729

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

ISHARES(Reg. TM) TRUST

Statement of Additional Information


Dated September 1, 2008 (as revised July 29, 2009)

This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses (the "Prospectuses") for the following funds of iShares Trust (the "Trust"), as such Prospectuses may be revised or supplemented from time to time:


iShares Cohen & Steers Realty Majors Index Fund iShares Dow Jones EPAC Select Dividend Index Fund iShares Dow Jones Select Dividend Index Fund iShares Dow Jones Transportation Average Index Fund iShares Dow Jones U.S. Aerospace & Defense Index Fund iShares Dow Jones U.S. Basic Materials Sector Index Fund iShares Dow Jones U.S. Broker-Dealers Index Fund iShares Dow Jones U.S. Consumer Goods Sector Index Fund iShares Dow Jones U.S. Consumer Services Sector Index Fund iShares Dow Jones U.S. Energy Sector Index Fund iShares Dow Jones U.S. Financial Sector Index Fund iShares Dow Jones U.S. Financial Services Index Fund iShares Dow Jones U.S. Healthcare Providers Index Fund iShares Dow Jones U.S. Healthcare Sector Index Fund iShares Dow Jones U.S. Home Construction Index Fund iShares Dow Jones U.S. Industrial Sector Index Fund iShares Dow Jones U.S. Insurance Index Fund iShares Dow Jones U.S. Medical Devices Index Fund iShares Dow Jones U.S. Oil Equipment & Services Index Fund iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund iShares Dow Jones U.S. Pharmaceuticals Index Fund iShares Dow Jones U.S. Real Estate Index Fund iShares Dow Jones U.S. Regional Banks Index Fund iShares Dow Jones U.S. Technology Sector Index Fund iShares Dow Jones U.S. Telecommunications Sector Index Fund iShares Dow Jones U.S. Index Fund (formerly, iShares Dow Jones U.S. Total
  Market Index Fund)
iShares Dow Jones U.S. Utilities Sector Index Fund iShares FTSE EPRA/NAREIT Developed Asia Index Fund iShares FTSE EPRA/NAREIT Developed Europe Index Fund iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund iShares FTSE EPRA/NAREIT North America Index Fund iShares FTSE NAREIT Industrial/Office Capped Index Fund iShares FTSE NAREIT Mortgage Plus Capped Index Fund iShares FTSE NAREIT Real Estate 50 Index Fund iShares FTSE NAREIT Residential Plus Capped Index Fund iShares FTSE NAREIT Retail Capped Index Fund iShares FTSE KLD 400 Social Index Fund iShares FTSE KLD Select Social Index Fund iShares Morningstar Large Core Index Fund iShares Morningstar Large Growth Index Fund iShares Morningstar Large Value Index Fund iShares Morningstar Mid Core Index Fund iShares Morningstar Mid Growth Index Fund iShares Morningstar Mid Value Index Fund iShares Morningstar Small Core Index Fund iShares Morningstar Small Growth Index Fund iShares Morningstar Small Value Index Fund


The Prospectuses for the various iShares Funds included in this SAI are dated September 1, 2008 (as revised July 29, 2009 for the iShares FTSE KLD 400 Social Index Fund and iShares FTSE KLD select social Index Fund). Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the above listed Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor") at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting WWW.ISHARES.COM.


iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                                  iShares(R)

                                 iShares Trust
                        Supplement dated July 29, 2009
      to the Statement of Additional Information dated September 1, 2009
                    (as revised July 29, 2009) (the "SAI")
          for the iShares Cohen & Steer, Dow Jones, FTSE EPRA/NARIET,
                 FTSE NAREIT, FTSE KLD and Morningstar Series

   The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

Barclays Global Fund Advisors (the "Adviser") serves as the investment adviser for each iShares fund (each, a "Fund"). On June 16, 2009, Barclays PLC ("Barclays"), the ultimate parent company of the Adviser, accepted a binding offer and entered into an agreement to sell its interests in BGI, the Adviser and certain affiliated companies to BlackRock, Inc. (the "BlackRock Transaction"). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing. The previously announced agreement, providing for the sale by Barclays of its interests in the Adviser and certain affiliated companies to a holding company of CVC Capital Partners Group SICAV-FIS S.A. was terminated in connection with the BlackRock Transaction.

Under the Investment Company Act of 1940, as amended, completion of the BlackRock Transaction will cause the automatic termination of each Fund's current investment advisory agreement with the Adviser. In order for the management of each Fund to continue uninterrupted, each Fund's Board of Directors or Trustees (the "Board") will be asked to approve a new investment advisory agreement. If approved by the Board, the new investment advisory agreement will be submitted to the shareholders of each Fund for their approval.

If you have any additional questions, please call 1-800-iShares
(1-800-474-2737).



iShares(R) is a registered trademark of Barclays Global Investors, N.A.  BGI-SAI-04-SUP3

--------------------------------------------------------------------------------
                         PLEASE RETAIN THIS SUPPLEMENT
                             FOR FUTURE REFERENCE

                               TABLE OF CONTENTS


                                           PAGE
                                          -----
General Description of the Trust and         1
  its Funds
Exchange Listing and Trading                 2
Investment Strategies and Risks              3
   Diversification Status                    3
   Lending Portfolio Securities              5
   Repurchase Agreements                     5
   Reverse Repurchase Agreements             5
   Currency Transactions                     5
   Securities of Investment Companies        6
   Foreign Securities                        6
   Illiquid Securities                       7
   Short-Term Instruments and                7
  Temporary Investments
   Futures and Options                       7
   Options on Futures Contracts              7
   Swap Agreements                           8
   Tracking Stocks                           8
   Future Developments                       8
General Considerations and Risks             8
   Risks of Derivatives                      8
   Risks of Equity Securities                9
   Risks of Futures and Options              9
  Transactions
   Risks of Swap Agreements                 10
   Risks of Investing in Non-U.S.           10
  Equity Securities
   Dividend Risk                            10
Proxy Voting Policy                         10
Portfolio Holdings Information              12
Construction and Maintenance of the         13
  Underlying Indexes
Cohen & Steers Realty Majors Index          13
The Dow Jones Indexes Generally             13
   Dow Jones U.S. Index                     15
   Dow Jones U.S. Basic Materials           15
  Index
   Dow Jones U.S. Consumer Goods            15
  Index
   Dow Jones U.S. Consumer Services         15
  Index
   Dow Jones U.S. Financials Index          15
   Dow Jones U.S. Financial Services        15
  Index
   Dow Jones U.S. Health Care Index         15

                                              PAGE
                                             -----
   Dow Jones U.S. Industrials Index            15
   Dow Jones U.S. Oil & Gas Index              16
   Dow Jones U.S. Real Estate Index            16
   Dow Jones U.S. Select Aerospace &           16
  Defense Index
   Dow Jones U.S. Select Dividend              16
  Index
   Dow Jones U.S. Select Health Care           16
  Providers Index
   Dow Jones U.S. Select Home                  16
  Construction Index
   Dow Jones U.S. Select Insurance             16
  Index
   Dow Jones U.S. Select Investment            16
  Services Index
   Dow Jones U.S. Select Medical               17
  Equipment Index
   Dow Jones U.S. Select Oil                   17
  Equipment & Services Index
   Dow Jones U.S. Select Oil                   17
  Exploration & Production Index
   Dow Jones U.S. Select                       17
  Pharmaceuticals Index
   Dow Jones U.S. Select Regional              17
  Banks Index
   Dow Jones U.S. Technology Index             17
   Dow Jones U.S. Select                       17
  Telecommunications Index
   Dow Jones Transportation Average            17
  Index
   Dow Jones U.S. Utilities Index              17
   Dow Jones EPAC Select Dividend              18
  Index
The FTSE EPRA/NAREIT Indexes                   18
  Generally
   FTSE EPRA/NAREIT Developed Real             19
  Estate ex-U.S. Index
   FTSE EPRA/NAREIT Developed Europe Index     19
   FTSE EPRA/NAREIT Developed Asia Index       19
   FTSE EPRA/NAREIT North America              19
  Index
The FTSE NAREIT Indexes Generally              19
   FTSE NAREIT Industrial/Office Capped        21
  Index
   FTSE NAREIT All Mortgage Capped Index       21
   FTSE NAREIT Real Estate 50 Index            21
   FTSE NAREIT All Residential Capped Index    21
   FTSE NAREIT Retail Capped Index             21
The FTSE KLD Indexes                           21
   FTSE KLD 400 Social Index                   21
   FTSE KLD Select Social Index                22
The Morningstar Indexes Generally              22
   Morningstar Large Core Index                23
   Morningstar Large Growth Index              23
   Morningstar Large Value Index               23

                                           PAGE
                                          -----
   Morningstar Mid Core Index               24
   Morningstar Mid Growth Index             24
   Morningstar Mid Value Index              24
   Morningstar Small Core Index             24
   Morningstar Small Growth Index           25
   Morningstar Small Value Index            25
Investment Limitations                      25
Continuous Offering                         28
Management                                  29
   Trustees and Officers                    29
   Committees of the Board of               32
  Trustees
   Remuneration of Trustees                 34
   Control Persons and Principal            35
  Holders of Securities
Investment Advisory, Administrative         57
  and Distribution Services
   Investment Adviser                       57
   Portfolio Managers                       59
   Codes of Ethics                          64
   Administrator, Custodian and             64
  Transfer Agent
   Distributor                              66
   Index Providers                          68
Brokerage Transactions                      70
Additional Information Concerning           74
  the Trust
   Shares                                   74
   Termination of the Trust or a Fund       75
   DTC as Securities Depository for         75
  Shares of the Funds
Creation and Redemption of Creation         76
  Units
   General                                  76
   Fund Deposit                             76
   Procedures for Creation of               77
  Creation Units
   Placement of Creation Orders for         77
Domestic Funds Using the Clearing
  Process
   Placement of Creation Orders for         78
Domestic Funds Outside the Clearin  g
  Process
   Placement of Creation Orders for         78
  Foreign Funds
   Acceptance of Orders for Creation        79
  Units
   Creation Transaction Fee                 79
   Redemption of Shares in Creation         81
  Units
   Redemption Transaction Fee               81
   Placement of Redemption Orders           82
for Domestic Funds Using the
  Clearing Process

                                           PAGE
                                          -----
   Placement of Redemption Orders           83
for Domestic Funds Outside the
  Clearing Process
   Placement of Redemption Orders           83
  for Foreign Funds
   Regular Holidays                         84
   Redemptions                              88
Taxes                                       88
   Regulated Investment Company             88
  Qualifications
   Taxation of RICs                         89
   Excise Tax                               89
   Net Capital Loss Carryforwards           89
   Funds Holding Foreign Investments        92
   Taxation of U.S. Shareholders            92
   Sales of Shares                          93
   Back-Up Withholding                      93
   Sections 351 and 362                     94
   Taxation of Certain Derivatives          94
   Qualified Dividend Income                94
   Corporate Dividends Received             95
  Deduction
   Excess Inclusion Income                  95
   Foreign Investments                      95
   Passive Foreign Investment               95
  Companies
   Reporting                                96
   Other Taxes                              96
   Taxation of Non-U.S. Shareholders        96
Financial Statements                        97
Miscellaneous Information                   97
   Counsel                                  97
   Independent Registered Public            97
  Accounting Firm
   Shareholder Communications to the        97
  Board

General Description of the Trust and its Funds

The Trust currently consists of more than 130 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):


      o  iShares Cohen & Steers Realty Majors Index Fund

      o  iShares Dow Jones EPAC Select Dividend Index Fund

      o  iShares Dow Jones Select Dividend Index Fund

      o  iShares Dow Jones Transportation Average Index Fund

      o  iShares Dow Jones U.S. Aerospace & Defense Index Fund

      o  iShares Dow Jones U.S. Basic Materials Sector Index Fund

      o  iShares Dow Jones U.S. Broker-Dealers Index Fund

      o  iShares Dow Jones U.S. Consumer Goods Sector Index Fund

      o  iShares Dow Jones U.S. Consumer Services Sector Index Fund

      o  iShares Dow Jones U.S. Energy Sector Index Fund

      o  iShares Dow Jones U.S. Financial Sector Index Fund

      o  iShares Dow Jones U.S. Financial Services Index Fund

      o  iShares Dow Jones U.S. Healthcare Providers Index Fund

      o  iShares Dow Jones U.S. Healthcare Sector Index Fund

      o  iShares Dow Jones U.S. Home Construction Index Fund

      o  iShares Dow Jones U.S. Industrial Sector Index Fund

      o  iShares Dow Jones U.S. Insurance Index Fund

      o  iShares Dow Jones U.S. Medical Devices Index Fund

      o  iShares Dow Jones U.S. Oil Equipment & Services Index Fund

      o  iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

      o  iShares Dow Jones U.S. Pharmaceuticals Index Fund

      o  iShares Dow Jones U.S. Real Estate Index Fund

      o  iShares Dow Jones U.S. Regional Banks Index Fund

      o  iShares Dow Jones U.S. Technology Sector Index Fund

      o  iShares Dow Jones U.S. Telecommunications Sector Index Fund

      o  iShares Dow Jones U.S. Index Fund

      o  iShares Dow Jones U.S. Utilities Sector Index Fund


      o  iShares FTSE EPRA/NAREIT Developed Asia Index Fund/1/

      o  iShares FTSE EPRA/NAREIT Developed Europe Index Fund/2/

      o  iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund/3/

      o  iShares FTSE EPRA/NAREIT North America Index Fund

      o  iShares FTSE NAREIT Industrial/Office Capped Index Fund/4/

      o  iShares FTSE NAREIT Mortgage Plus Capped Index Fund/5/

      o  iShares FTSE NAREIT Real Estate 50 Index Fund

      o  iShares FTSE NAREIT Residential Plus Capped Index Fund/6/

      o  iShares FTSE NAREIT Retail Capped Index Fund/7/

      o  iShares FTSE KLD 400 Social Index Fund/8/

      o  iShares FTSE KLD Select Social Index Fund/9/

      o  iShares Morningstar Large Core Index Fund

      o  iShares Morningstar Large Growth Index Fund

      o  iShares Morningstar Large Value Index Fund

      o  iShares Morningstar Mid Core Index Fund

      o  iShares Morningstar Mid Growth Index Fund

      o  iShares Morningstar Mid Value Index Fund

      o  iShares Morningstar Small Core Index Fund

      o  iShares Morningstar Small Growth Index Fund

      o  iShares Morningstar Small Value Index Fund

----------
/1/ Effective March 23, 2009, the name of the Fund changed from the iShares FTSE EPRA/NAREIT Asia Index Fund to the iShares FTSE EPRA/NAREIT Developed Asia Index Fund.

/2/ Effective March 23, 2009, the name of the Fund changed from the iShares FTSE EPRA/NAREIT Europe Index Fund to the iShares FTSE EPRA/NAREIT Developed Europe Index Fund.

/3/ Effective March 23, 2009, the name of the Fund changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund.

/4/ Effective March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Industrial/Office Index Fund to the iShares FTSE NAREIT Industrial/Office Capped Index Fund.

/5/ Effective March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Mortgage REITs Index Fund to the iShares FTSE NAREIT Mortgage Plus Capped Index Fund.

/6/ Effective March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Residential Index Fund to the iShares FTSE NAREIT Residential Plus Capped Index Fund.

/7/ Effective March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Retail Index Fund to the iShares FTSE NAREIT Retail Capped Index Fund.

/8/ Effective July 29, 2009, the name of the Fund changed from the iShares KLD 400 Social Index Fund to the iShares FTSE KLD 400 Social Index Fund.

/9/ Effective July 29, 2009, the name of the Fund changed from the iShares KLD Select Social(SM) Index Fund to the iShares FTSE KLD Select Social Index Fund.

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an "Underlying Index") representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The shares described in the applicable Prospectus and this SAI are listed and traded on national securities exchanges such as the NASDAQ Stock Market LLC ("Nasdaq") or NYSE Arca, Inc. ("NYSE Arca"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 110% for domestic funds and 115% for foreign funds, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions, may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.


Exchange Listing and Trading


A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.


Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.


DIVERSIFICATION STATUS. The following table sets forth the diversification status of each Fund:


DIVERSIFIED FUNDS                         NON-DIVERSIFIED FUNDS
-------------------------------------     -----------------------------------------------------------
iShares Dow Jones Select Dividend         iShares Cohen & Steers Realty Majors Index Fund
  Index Fund
iShares Dow Jones U.S. Index Fund         iShares Dow Jones EPAC Select Dividend Index Fund
iShares FTSE KLD 400 Social Index Fund    iShares Dow Jones Transportation Average Index Fund
iShares FTSE KLD Select Social Index      iShares Dow Jones U.S. Aerospace & Defense Index Fund
  Fund
iShares Morningstar Mid Core Index        iShares Dow Jones U.S. Basic Materials Sector Index Fund
  Fund
iShares Morningstar Mid Growth Index      iShares Dow Jones U.S. Broker-Dealers Index Fund
  Fund
iShares Morningstar Mid Value Index       iShares Dow Jones U.S. Consumer Goods Sector Index Fund
  Fund
iShares Morningstar Small Core Index      iShares Dow Jones U.S. Consumer Services Sector Index Fund
  Fund
iShares Morningstar Small Growth          iShares Dow Jones U.S. Energy Sector Index Fund
  Index Fund
iShares Morningstar Small Value           iShares Dow Jones U.S. Financial Sector Index Fund
  Index Fund
                                          iShares Dow Jones U.S. Financial Services Index Fund

DIVERSIFIED FUNDS      NON-DIVERSIFIED FUNDS
------------------     ---------------------------------------------------------------------
                       iShares Dow Jones U.S. Healthcare Providers Index Fund
                       iShares Dow Jones U.S. Healthcare Sector Index Fund
                       iShares Dow Jones U.S. Home Construction Index Fund
                       iShares Dow Jones U.S. Industrial Sector Index Fund
                       iShares Dow Jones U.S. Insurance Index Fund
                       iShares Dow Jones U.S. Medical Devices Index Fund
                       iShares Dow Jones U.S. Oil Equipment & Services Index Fund
                       iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
                       iShares Dow Jones U.S. Pharmaceuticals Index Fund
                       iShares Dow Jones U.S. Real Estate Index Fund
                       iShares Dow Jones U.S. Regional Banks Index Fund
                       iShares Dow Jones U.S. Technology Sector Index Fund
                       iShares Dow Jones U.S. Telecommunications Sector Index Fund
                       iShares Dow Jones U.S. Utilities Sector Index Fund
                       iShares FTSE NAREIT Industrial/Office Capped Index Fund
                       iShares FTSE NAREIT Mortgage Plus Capped Index Fund
                       iShares FTSE NAREIT Real Estate 50 Index Fund
                       iShares FTSE NAREIT Residential Plus Capped Index Fund
                       iShares FTSE NAREIT Retail Capped Index Fund
                       iShares FTSE EPRA/NAREIT Developed Asia Index Fund
                       iShares FTSE EPRA/NAREIT Developed Europe Index Fund
                       iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund
                       iShares FTSE EPRA/NAREIT North America Index Fund
                       iShares Morningstar Large Core Index Fund
                       iShares Morningstar Large Growth Index Fund
                       iShares Morningstar Large Value Index Fund



With respect to 75% of a Fund's total assets, a "diversified" fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund's total assets may be invested in any manner.

A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC") and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objective.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.


Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Funds engage in securities lending, BGI acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.


CURRENCY TRANSACTIONS. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.


Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

SECURITIES OF INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts ("REITs") to the extent allowed by law. Pursuant to the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

FOREIGN SECURITIES. Each Fund intends to purchase publicly-traded common stocks of foreign issuers. To the extent a Fund invests in stocks of foreign issuers, each Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general Depositary Receipts must be sponsored, however a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.


SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed-time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, "Prime-1" by Moody's Investors Service, Inc. or "A-1" by Standard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc., or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FUTURES AND OPTIONS. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," each Fund maintains liquid assets in an amount at least equal to each Fund's daily marked-to-market obligation (I.E., each Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts' full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.


OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited.


Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's existing position in the contract.

SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.


The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TRACKING STOCKS. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks
A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.


An investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.


RISKS OF DERIVATIVES. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

RISKS OF EQUITY SECURITIES. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities markets. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in the Underlying Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.


RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.


The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.


Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

RISKS OF SWAP AGREEMENTS. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (E.G., a Fund may not receive the net amount of payments that it contractually is entitled to receive).


RISKS OF INVESTING IN NON-U.S. EQUITY SECURITIES. Certain Funds (iShares Dow Jones EPAC Select Dividend Index Fund, iShares FTSE EPRA/NAREIT Developed Asia Index Fund, iShares FTSE EPRA/NAREIT Developed Europe Index Fund, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund and iShares FTSE EPRA/NAREIT North America Index Fund) invest a significant portion of their assets in non-U.S. equity securities. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

DIVIDEND RISK. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.


Proxy Voting Policy
ALL FUNDS (OTHER THAN THE ISHARES FTSE KLD 400 SOCIAL INDEX FUND AND THE ISHARES FTSE KLD SELECT SOCIAL INDEX FUND):

The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.


BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a

Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:



      o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;


      o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

      o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.


BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates (if any) or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.


THE ISHARES FTSE KLD 400 SOCIAL INDEX FUND AND THE ISHARES FTSE KLD SELECT SOCIAL INDEX FUND:


The Trust has adopted separate proxy voting guidelines for the iShares FTSE KLD 400 Social Index Fund and iShares FTSE KLD Select Social Index Fund (the "FTSE KLD Funds") and has delegated to Institutional Shareholder Services ("ISS") the responsibility for voting proxies on the portfolio securities held by the FTSE KLD Funds.

The FTSE KLD Funds maintain proxy voting guidelines consistent with the principle that "socially responsible" shareholders are concerned not only with economic returns and sound corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions. With respect to social and environmental matters, the FTSE KLD Funds' proxy voting guidelines seek to reflect a broad consensus of the socially responsible investing community. The guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole. The FTSE KLD Funds vote (or refrain from voting) proxies in a manner that is consistent with these principles. In some cases, it may be in the best interest of shareholders of the FTSE KLD Funds to refrain from exercising the FTSE KLD Funds' proxy voting rights. The FTSE KLD Funds' proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. ISS, as proxy voting agent for the FTSE KLD Funds, will vote (or refrain from voting) on specific proxy issues in accordance with the FTSE KLD Funds' proxy voting guidelines. The guidelines permit ISS to consider certain proposals on a case-by-case basis and to vote on such proposals based on various factors, including an examination of the proposal's merits and consideration of recent and company-specific information. The FTSE KLD Funds vote (or refrain from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the FTSE KLD Funds, the FTSE KLD Funds' affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates.


With respect to certain specific issues:


o The FTSE KLD Funds vote on the election of directors on a case by case basis. The FTSE KLD Funds generally oppose slates of director nominees that are not comprised of a majority of independent directors and withhold votes from non-independent directors who sit on key board committees;


o The FTSE KLD Funds generally support social, workforce and environmental proposals that promote "good corporate citizenship" while enhancing long term shareholder and stakeholder value and proposals that call for more detailed and comparable reporting of a company's social, workforce and environmental performance; and

o The FTSE KLD Funds generally vote against anti-takeover proposals and proposals that limit the ability of shareholders to act independently of management.

ISS seeks to apply the FTSE KLD Funds' proxy voting policies consistently across all proposals and issues votes strictly according to the FTSE KLD Funds' policy in order to minimize conflicts of interests. ISS also maintains policies and practices that are designed to neutralize and guard against any conflict of interest that could arise between the issuer of the proxy (or any shareholder of the issuer) and ISS or ISS' affiliates. In certain instances, ISS may engage a qualified third party to perform a proxy analysis and issue a vote recommendation as a further safeguard to avoid the influence of a potential conflict of interest.


Information with respect to how BGFA or ISS, as applicable, voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.


Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at WWW.ISHARES.COM. More information about this disclosure is available at WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.


The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.


The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.


Cohen & Steers Realty Majors Index
NUMBER OF COMPONENTS: APPROXIMATELY 30
======================================


COMPONENT SELECTION CRITERIA. A Cohen & Steers investment committee determines the securities (I.E., the "components") of the Index. The universe of REITs is first screened for market capitalization and liquidity requirements. To be eligible for inclusion, a REIT must have a minimum market capitalization of $500 million and a minimum of 600,000 shares traded per month. The investment committee determines the final 30 constituents based on a rigorous review process. Criteria for inclusion include: the quality of the portfolio of property, sector and geographic diversification, strong management, sound capital structure and a dominant position within a property sector.


After the final list of constituent REITs has been determined, constituent REITs are ranked according to their respective market capitalization. Each constituent REIT that has an index weight greater than 8% will have its weight adjusted downward until it equals 8%. The weight of the remaining constituent REITs will be increased proportionately until the aggregate of all weights equals 100%. As a result, constituents will be large and liquid without any one issue dominating the Index.

ISSUE CHANGES. The Index is rebalanced quarterly. The weighting for each constituent is updated and adjustments are made if any constituent has a weighting over 8%. The constituents are reviewed for size and liquidity. A REIT will be removed from the Index if its market capitalization has fallen below $400 million or if the monthly trading volume has fallen below 500,000 shares per month. In order to prevent excessive turnover, the size and liquidity requirements are not as stringent during rebalancings as they are for initial inclusion.

Between rebalancing dates, mergers or bankruptcy may result in a deletion or weighting increase. Weighting increases must be greater than 5% and will be adjusted downward if the weighting increase results in the REIT's weight becoming greater than 8%. In the case of a deletion, the investment committee will select a replacement company to ensure 30 constituents at all times.

INDEX MAINTENANCE. Maintaining the Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spinoffs. The Index is a total return index and therefore reflects the reinvestment of dividends. The Index is calculated by the NYSE AMEX Equities ("AMEX") and distributed real time.

INDEX AVAILABILITY. The Index is calculated and broadcast every 15 seconds over the Consolidated Tape Association's Network B under the ticker "RMP." This information is distributed by financial data vendors such as Bloomberg.

The Dow Jones Indexes Generally

COMPONENT SELECTION CRITERIA. Securities of companies listed on a major U.S. exchange (such as the New York Stock Exchange, Inc. ("NYSE"), the AMEX or the Nasdaq) are considered for inclusion in the Indexes, with the following general rules and exceptions. Stocks must have a minimum trade history of six-months on the rebalancing date to be eligible for inclusion. Foreign issues, including ADRs and GDRs, non-common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, over-the-counter bulletin boards and pink sheet stocks generally are not eligible for inclusion in the indexes.

ISSUE CHANGES. Each Index (with the exception of the Dow Jones U.S. Select Dividend Index) is reviewed and rebalanced quarterly to maintain accurate representation of the market segment represented by the Index. The Dow Jones U.S. Select Dividend Index is reviewed and rebalanced annually. Securities that leave an index between reconstitution dates are not replaced. Thus, the number of securities in an index between rebalancing dates fluctuates according to corporate activity. When a stock is acquired, delisted, or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the Index. The only additions between rebalancing dates are as a result of spin-offs.

INDEX MAINTENANCE. Maintaining the Indexes includes monitoring and completing the adjustments for additions and deletions to each Index, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. Generally each component security in an Index is limited to a maximum market capitalization of 25% of the index weight, and sum of the weights of all component securities greater than 5% of the index is limited to 50% of the index total. If components fail either rule, their market capitalization will be reduced to meet the set guidelines. The Dow Jones U.S. Select Dividend Index limits the weighting in the index of each component security to no greater than 5% of the Index.


WEIGHTING. The component stocks are weighted according to the total value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. Each of the Indexes (except the Dow Jones Subsector Indexes, Dow Jones U.S. Select Dividend Index and Dow Jones EPAC Select Dividend Index) as described below, is a free-float adjusted market capitalization-weighted index, so the impact of a component's price change is proportional to the component's free-float adjusted market value, which is the share price multiplied by the number of float-adjusted shares outstanding. Dow Jones defines the free-float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. In practice, limitations on free-float available to investors include: cross ownership (shares that are owned by other companies), ownership by governments (central or municipal) or their agencies, certain substantial levels of private ownership (by individuals, families or charitable trusts and foundations), and restricted shares. Under Dow Jones' free-float-adjustment methodology, a company's outstanding shares are adjusted if, and only if, an entity in any of the four qualified categories listed above owns 5% or more of the company. The company's shares will not be adjusted if the block ownership is less than 5%. A constituent's inclusion factor is equal to its estimated percentage of free-float shares outstanding. For example, a constituent security with a free-float of 67% will be included in the index at 67% of its market capitalization. However, a company's outstanding shares are not adjusted by institutional investors' holdings, which include, but are not limited to, the following categories: custodian nominees, trustee companies, mutual funds (open-end and closed-end funds), and other investment companies.


INDEX AVAILABILITY. The Indexes are calculated continuously and are available from major data vendors.


COMPONENT SELECTION CRITERIA APPLICABLE TO DOW JONES SUBSECTOR INDEXES. The following indexes are referred to herein as the Dow Jones Subsector Indexes:
Dow Jones U.S. Basic Materials Index, Dow Jones U.S. Consumer Goods Index, Dow Jones U.S. Consumer Services Index, Dow Jones U.S. Financial Services Index, Dow Jones U.S. Financials Index, Dow Jones U.S. Health Care Index, Dow Jones U.S. Industrials Index, Dow Jones U.S. Oil & Gas Index, Dow Jones U.S. Real Estate Index, Dow Jones U.S Select Aerospace & Defense Index, Dow Jones U.S. Select Health Care Providers Index, Dow Jones U.S. Select Construction Index, Dow Jones U.S. Select Insurance Index, Dow Jones U.S. Select Investment Services Index, Dow Jones U.S. Select Medical Equipment Index, Dow Jones U.S. Select Oil Equipment & Services Index, Dow Jones U.S. select Oil Exploration & Production Index, Dow Jones U.S. Select Pharmaceuticals Index, Dow Jones U.S. Select Regional Banks Index, Dow Jones U.S. Technology Index, Dow Jones U.S. Select Telecommunications Index, Dow Jones U.S. Index (formerly, Dow Jones U.S. Total Market Index), Dow Jones Transportation Average Index and Dow Jones U.S. Utilities Index. On a quarterly basis, Dow Jones conducts reviews of the float-adjusted market capitalizations and weightings of the securities in each Dow Jones Subsector Index. Other than the Dow Jones U.S. Select Home Contruction Index, on the last business day of the month prior to the quarterly review, a security must have a $500 million float-adjusted market capitalization to be added to a Dow Jones Subsector Index; securities with a float-adjusted market capitalization below $250 million will be removed from the applicable Dow Jones Subsector Index. After the close of trading on the NYSE on the Wednesday prior to the quarterly review, each Dow Jones Subsector Index's composition is adjusted to meet the following concentration limits:


o No single Index component may have a weight greater than 25% of the Dow Jones Subsector Index.

o The sum of the weights of the Index components that are individually greater than 5% may not be greater than 45% of the Dow Jones Subsector Index.

o The sum of the weights of the five largest Index components may not be greater then 65% of the Dow Jones Subsector Index.


DOW JONES U.S. INDEX*

NUMBER OF COMPONENTS: APPROXIMATELY 1513
========================================

INDEX DESCRIPTION. Index Description. The Dow Jones U.S. Index is a broad based index representative of the total market for U.S. equity securities. The Dow Jones U.S. Index represents 94% of the market capitalization of listed U.S. equities.
-------
* On Noverber 15, 2007, the name of the iShares Dow Jones U.S. Index Fund was changed from the iShares Dow Jones U.S. Total Market Index Fund. Also, on this date, the name of the Fund's corresponding underlying index was changed from the Dow Jones U.S. Total Market Index to the Dow Jones U.S. Index.


DOW JONES U.S. BASIC MATERIALS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 72
======================================


INDEX DESCRIPTION. The Dow Jones U.S. Basic Materials Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the basic materials industry of the Dow Jones U.S. Index.

DOW JONES U.S. CONSUMER GOODS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 147
=======================================


INDEX DESCRIPTION. The Dow Jones U.S. Consumer Goods Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the consumer goods industry of the Dow Jones U.S. Index.

DOW JONES U.S. CONSUMER SERVICES INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 225
=======================================


INDEX DESCRIPTION. The Dow Jones U.S. Consumer Services Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the consumer services industry of the Dow Jones U.S. Index.

DOW JONES U.S. FINANCIALS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 288
=======================================


INDEX DESCRIPTION. The Dow Jones U.S. Financials Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the financial industry of the Dow Jones U.S. Index.

DOW JONES U.S. FINANCIAL SERVICES INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 53
======================================


INDEX DESCRIPTION. The Dow Jones U.S. Financial Services Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the real estate and general finance sectors of the Dow Jones U.S. Index.

DOW JONES U.S. HEALTH CARE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 142
=======================================


INDEX DESCRIPTION. This Dow Jones U.S. Health Care Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the healthcare industry of the Dow Jones U.S. Index.

DOW JONES U.S. INDUSTRIALS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 263
=======================================


INDEX DESCRIPTION. The Dow Jones U.S. Industrials Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the industrials industry of the Dow Jones U.S. Index.

DOW JONES U.S. OIL & GAS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 86
======================================


INDEX DESCRIPTION. The Dow Jones U.S. Oil & Gas Index is a subset of the Dow Jones U.S. Index.

DOW JONES U.S. REAL ESTATE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 80
======================================


INDEX DESCRIPTION. The Dow Jones U.S. Real Estate Index includes only companies in the real estate sector of the Dow Jones U.S. Index.

DOW JONES U.S. SELECT AEROSPACE & DEFENSE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 35
======================================

INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Aerospace & Defense Index are classified as aerospace and defense companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT DIVIDEND INDEX


NUMBER OF COMPONENTS: 100
=========================

INDEX DESCRIPTION. The Dow Jones U.S. Select Dividend Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index. To be included in the Index, the securities (i) must have had a flat-to-positive dividend-per-share growth rate for each of the last five years (I.E., paid higher dividends each year); (ii) must have an average five-year dividend payout ratio of 60% or less; and (iii) must have a minimum three-month average daily trading volume of 200,000 shares. "Dividend payout ratio" reflects the percentage of a company's earnings paid out as dividends. A ratio of 60% would mean that a company paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company's ability to continue to pay dividends. The index is reconstituted annually.


DOW JONES U.S. SELECT HEALTH CARE PROVIDERS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 50
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Health Care Providers Index are classified as health care provider companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT HOME CONSTRUCTION INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 21
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Home Construction Index are classified as home construction companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT INSURANCE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 71
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Insurance Index are classified as insurance companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT INVESTMENT SERVICES INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 28
======================================

INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Investment Services Index are classified as investment services companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT MEDICAL EQUIPMENT INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 40
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Medical Equipment Index are classified as medical equipment companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT OIL EQUIPMENT & SERVICES INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 54
======================================

INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Oil Equipment & Services Index are classified as oil equipment and services companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT OIL EXPLORATION & PRODUCTION INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 62
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Oil Exploration & Production Index are classified as oil exploration and production companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT PHARMACEUTICALS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 38
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select
Pharmaceuticals Index are classified as pharmaceutical companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT REGIONAL BANKS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 80
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Regional Banks Index are classified as regional bank companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. TECHNOLOGY INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 188
=======================================


INDEX DESCRIPTION. The Dow Jones U.S. Technology Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the technology industry of the Dow Jones U.S. Index.

DOW JONES U.S. SELECT TELECOMMUNICATIONS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 40
======================================


INDEX DESCRIPTION. The Dow Jones U.S. Select Telecommunications Index is a subset of the Wilshire 2500 Index. The Index includes telecommunications companies in the Wilshire 2500 Index.


DOW JONES TRANSPORTATION AVERAGE INDEX

NUMBER OF COMPONENTS: 20
========================


INDEX DESCRIPTION. The Dow Jones Transportation Average Index measures the performance of companies from the Industrial Transportation, Airline and General Industrial Services industries of the U.S. equity market. Companies are selected for inclusion in the Index by the editors of The Wall Street Journal. The Index, for practical purposes, is a subset of the Dow Jones U.S. Index. The component stocks are weighted based on the price of the component securities, with the highest priced securities generally having higher weighting in the Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

DOW JONES U.S. UTILITIES INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 75
======================================

INDEX DESCRIPTION. The Dow Jones U.S. Utilities Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the utilities industry of the Dow Jones U.S. Index.

DOW JONES EPAC SELECT DIVIDEND INDEX


NUMBER OF COMPONENTS: 100
=========================


INDEX DESCRIPTION. The Dow Jones EPAC Select Dividend Index is a dividend-weighted index that represents investable, high yield companies trading in the developed stock markets outside the United States. The Index is comprised of the top 100 dividend paying companies by yield that pass all other criteria outlined below. The Index is calculated with dividends reinvested and is denominated in U.S. Dollars.

COMPONENT SELECTION CRITERIA. The selection universe is the current component set of the Dow Jones EPAC Index, I.E. Europe, Pacific, Asia, Canada. Companies must have at least 3 years of dividend history with a non-negative dividend growth.

INDEX MAINTENANCE AND ISSUE CHANGES. The Dow Jones EPAC Select Dividend Index is a rules-based index. Ongoing maintenance of the Index is governed by these rules.

Under the following circumstances, a component stock is immediately removed from the Index, independent of the annual review:

o The component company is affected by a corporate action such as a delisting or bankruptcy.

o  The component company eliminates its dividend.

o The component company lowers but does not eliminate its dividend, and its new yield is less than that of the lowest yielding non-component on the latest monthly selection list.

A component stock that is removed from the Index as the result of an immediate deletion is immediately replaced by the next-highest ranked stock by indicated annual yield as of the most recent annual review. The new stock is added to the Index at the weight of the departing company.

METHODOLOGY. Companies are ranked by their indicated yield using the close on the last trading day of November. The top 100 stocks are selected for the initial Index. In subsequent annual reviews, which will take place after the close of trading of all markets on the third Friday in December, any component that is no longer ranked 200 or higher are replaced by the highest yielding non-component companies.

LIQUIDITY. Companies must have an average daily dollar volume of $3 million to be eligible for addition to the Index. Current components whose average daily dollar volume falls below $1.5 million will be removed from the Index at the next review. The Index is reviewed annually, and the reviews are implemented after the close of trading on the third Friday in December.


INDEX AVAILABILITY. The Dow Jones EPAC Select Dividend Index is calculated in real-time and published every fifteen seconds. It is distributed via the Chicago Mercantile Exchange (CME) and made available to all international data vendors. Daily values can be found at the Dow Jones Indexes website.

EXCHANGE RATES AND PRICING. Foreign exchange rates used in the calculation of the Dow Jones EPAC Select Dividend Index are Reuters real-time spot rates. The closing value is calculated using the official WM/Reuters Closing Spot Rates. The Dow Jones EPAC Select Dividend Index is calculated in U.S. dollars.

The FTSE EPRA/NAREIT Indexes Generally

Index Criteria and Methodology. The FTSE EPRA/NAREIT Developed Real Estate Index Series ("FTSE EPRA/NAREIT Indexes") are primarily rule-based, but are also monitored by the applicable regional FTSE EPRA/NAREIT Global Index Advisory Committees. FTSE EPRA/NAREIT defines the Developed Real Estate markets as: North America (including Canada and the United States), Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand, and Singapore). In determining geographic allocations, FTSE EPRA/NAREIT primarily considers the company's country of incorporation and listing. The FTSE EPRA/NAREIT Indexes are free float-adjusted market capitalization weighted.

To qualify for inclusion in the FTSE EPRA/NAREIT Indexes, a company must be a closed-end company and listed on an official stock exchange and meet certain trading volume requirements as determined by FTSE EPRA/NAREIT. Also, companies must meet geographic financial standards demonstrating that a majority of a company's earnings or bulk of total assets is the result of real estate activity as determined by FTSE EPRA/NAREIT. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.

Index Maintenance and Issue Changes. The constituents of the FTSE EPRA/NAREIT Indexes are generally required to meet the following criteria where applicable: at the quarterly review, non-constituents must have an investable market capitalization of equal or greater than the amounts as determined by FTSE EPRA/NAREIT, and an existing constituent of the FTSE EPRA/NAREIT Indexes will be removed from the Indexes unless it has an investable market capitalization of above certain thresholds determined by FTSE EPRA/NAREIT.

Under normal circumstances, the quarterly review occurs on the Wednesday following the first Friday of March, June, September and December, using data from the close of business on the first Friday of March, June, September and December. Adjustments in stock weightings and constituents resulting from the periodic assessment become effective on the next trading day following the third Friday of March, June, September and December.

In between reviews, a new issue with an investable market capitalization (i.e., after the application of investability weightings) of equal or greater than the amounts as determined by FTSE/NAREIT for the respective region will be included into the FTSE EPRA/NAREIT Indexes after the close of business on the first day of trading of the new issue.

Index Availability. The FTSE EPRA/NAREIT Indexes are calculated in real time and generally published throughout the business day, and distributed primarily through international data vendors. Daily values are also made available to major newspapers and can be found at the FTSE website and the EPRA website. The FTSE EPRA/NAREIT Indexes are published and calculated using trading values (real-time throughout the day, and closing values at the end of the day) and WM/Reuters Closing Spot Rates for currency values.

FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index*

Number of Components: approximately 188
=======================================

The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership and development of the developed Canadian, European, Middle East and Asian real estate markets, as defined above.
--------
*On March 23, 2009, the name of the Underlying Index changed from the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index.

FTSE EPRA/NAREIT Developed Europe Index*

Number of Components: approximately 95
======================================

The FTSE EPRA/NAREIT Developed Europe Index measures the stock performance of companies engaged in the ownership and development of the developed European real estate market, as defined above.
--------
*On March 23, 2009, the name of the Underlying Index changed from the FTSE EPRA/NAREIT Europe Index to the FTSE EPRA/NAREIT Developed Europe Index.

FTSE EPRA/NAREIT Developed Asia Index*

Number of Components: approximately 77
======================================

The FTSE EPRA/NAREIT Developed Asia Index measures the stock performance of companies engaged in the ownership and development of the developed Asian real estate market, as defined above.
--------
*On March 23, 2009, the name of the Underlying Index changed from the FTSE EPRA/NAREIT Asia Index to the FTSE EPRA/NAREIT Developed Asia Index.

FTSE EPRA/NAREIT NORTH AMERICA INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 119
=======================================

The FTSE EPRA/NAREIT North America Index is a free float-adjusted market capitalization weighted index that measures the stock performance of companies engaged in the ownership and development of the North American real estate market.

The FTSE NAREIT Indexes Generally
COMPONENT SELECTION CRITERIA. The FTSE NAREIT U.S. Real Estate Indexes ("FTSE NAREIT Indexes") are primarily rule-based, but are also monitored by the FTSE NAREIT Index Advisory Committee. All tax-qualified REITs that are listed on the NYSE, the AMEX or the Nasdaq are eligible for inclusion in the FTSE NAREIT Indexes. Potential constituents for the FTSE NAREIT Industrial/Office Index, the FTSE NAREIT Mortgage REITs Index, the FTSE NAREIT Real Estate 50 Index and the FTSE NAREIT Mortgage REITs Index are determined by sector classifications of constituents in the FTSE NAREIT Composite Index. As part of an annual review, all eligible securities are ranked by their full market capitalizations as of the close of business on the last business day in November. Stocks are then screened to ensure they have sufficient liquidity. Factors used to determine liquidity include the availability of current and reliable price information and the level of trading volume relative to shares outstanding. Value traded and float turnover are also analyzed periodically to monitor liquidity. The FTSE NAREIT Index Advisory Committee meets to approve the annual review on the Wednesday after the first Friday in December. Any constituent changes resulting from the annual review will be implemented at the close of business on the third Friday of December.

When calculating index component weights, component companies' shares are adjusted for available float. In general, shares held by governments, corporations, strategic partners, or other control groups are excluded from a constituent company's outstanding shares. The FTSE NAREIT Composite Index and FTSE NAREIT Real Estate 50 Index are reviewed for changes in free float on a quarterly basis, and implementation of any changes to these indexes, and potentially the FTSE NAREIT Indexes, occur at the close of business on the third Friday in March, June, September or December.

INDEX MAINTENANCE. The FTSE NAREIT Index Advisory Committee is responsible for undertaking the review of the FTSE NAREIT Indexes and for approving changes in constituents and is also responsible for the sector classification of constituents of the FTSE NAREIT Indexes. The Chairman and Deputy Chairman of the FTSE NAREIT Index Advisory Committee are collectively responsible for approving constituent changes to the FTSE NAREIT Indexes between meetings of the Committee. Adjustments to reflect a major change in the amount or structure of a constituent company's issued securities will be made before the start of the Index calculation on the day on which the change takes effect. Adjustments to reflect less significant changes will be implemented before the start of the Index calculation on the day following the announcement of the change. Adjustments generally are made before the start of the Index calculations on the day concerned, unless market conditions prevent such adjustment.

ISSUE CHANGES. A company will be added to the FTSE NAREIT Real Estate 50 Index at the annual review if it rises to 40th position or above when the eligible companies are ranked by full market capitalization (before the application of any free float market adjustments). A company in the FTSE NAREIT Real Estate 50 Index will be deleted at the annual review if it falls to 61st position or below when the eligible companies are ranked by full market capitalization. A deletion or addition to the FTSE NAREIT Real Estate 50 Index may affect other FTSE NAREIT Indexes depending on the sector classification of the constituent to be added or deleted.

If, in the view of the FTSE NAREIT Index Advisory Committee, a new issue that elects REIT status is so large (I.E., its full market capitalization is greater than the market capitalization of the company ranked tenth position or higher in the FTSE NAREIT Real Estate 50 Index) that the effectiveness of the Indexes as market indicators would be significantly and adversely affected by its omission, the FTSE NAREIT Index Advisory Committee may decide to include the new issue ("Fast Entry") as a constituent in the FTSE NAREIT Real Estate 50 Index, and potentially the FTSE NAREIT Indexes, after the close of business on the first day of official trading.

New issues of companies that do not qualify for "Fast Entry" but meet the criteria for eligible securities and have been listed for over 20 business trading days will be eligible for inclusion in the FTSE NAREIT Indexes. The data will be compiled as of the close of business on the last business day in February, May and August. The changes will be effective after the close of business on the third Friday in March, June and September. The Secretary to the FTSE NAREIT Index Advisory Committee is responsible for recommending to the FTSE NAREIT Index Advisory Committee any constituents to be added or removed as part of the quarterly review.

If a constituent is delisted, or ceases to have a firm quotation, or is subject to a takeover offer which has been declared wholly unconditional, it will be removed from the indexes of which it is a constituent. Where the company is a constituent of the FTSE NAREIT Real Estate 50 Index, it will be replaced by the highest ranking company eligible in the FTSE NAREIT Real Estate 50 Index Reserve List.

INDEX AVAILABILITY. The FTSE NAREIT Indexes are calculated continuously during normal trading hours of the Nasdaq, AMEX and NYSE, and are closed on U.S. holidays.

EXCHANGE RATES AND PRICING. The prices used to calculate the FTSE NAREIT Indexes are the Reuters daily closing prices or those figures accepted as such. FTSE NAREIT reserves the right to use an alternative pricing source on any given day. For end-of-day alternative currency calculations, FTSE NAREIT uses the WM/Reuters Closing Spot Rates.

FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX*

NUMBER OF COMPONENTS: APPROXIMATELY 25
======================================

INDEX DESCRIPTION. The FTSE NAREIT Industrial/Office Capped Index measures the performance of the industrial and office real estate sector of the U.S. equity market. FTSE caps the weight of the constituent securities in the index.

--------
*On March 2, 2009, the name of the Underlying Index changed from the FTSE NAREIT Industrial/Office Index to the FTSE NAREIT Industrial/Office Capped Index.

FTSE NAREIT ALL MORTGAGE CAPPED INDEX*

NUMBER OF COMPONENTS: APPROXIMATELY 43
======================================

INDEX DESCRIPTION. The FTSE NAREIT All Mortgage Capped Index measures the performance of the residential and commercial mortgage real estate, mortgage finance and savings associations sectors of the U.S. equity market. FTSE caps the weight of the constituent securities in the index.

--------
*On March 2, 2009, the name of the Underlying Index changed from the FTSE NAREIT Mortgage REITs Index to the FTSE NAREIT All Mortgage Capped Index.

FTSE NAREIT ALL RESIDENTIAL CAPPED INDEX*

NUMBER OF COMPONENTS: APPROXIMATELY 31
======================================

INDEX DESCRIPTION. The FTSE NAREIT All Residential Capped Index measures the performance of the residential, healthcare and self-storage real estate sectors of the U.S. equity market. FTSE caps the weight of the constituent securities in the index.

--------
*On March 2, 2009, the name of the Underlying Index changed from the FTSE NAREIT Residential Index to the FTSE NAREIT All Residential Capped Index.

FTSE NAREIT RETAIL CAPPED INDEX*

NUMBER OF COMPONENTS: APPROXIMATELY 23
======================================

INDEX DESCRIPTION. The FTSE NAREIT Retail Capped Index measures the performance of the retail property real estate sector of the U.S. equity market. FTSE caps the weight of the constituent securities in the index.

--------
*On March 2, 2009, the name of the Underlying Index changed from the FTSE NAREIT Retail Index to the FTSE NAREIT Retail Capped Index.

The FTSE KLD Indexes
FTSE KLD 400 Social Index*
NUMBER OF COMPONENTS: 400
=========================

COMPONENT SELECTION CRITERIA AND INDEX DESCRIPTION. The FTSE KLD 400 Social Index is designed to provide exposure to the common stocks of companies that KLD Research & Analytics, Inc. ("KLD") determines have positive environmental, social and governance ("ESG") characteristics. The FTSE KLD 400 Social Index consists of 400 companies drawn from the universe, supplied by FTSE annually, of the 3,000 largest NYSE and NASDAQ listed US equities ranked by investable market capitalization (after the application of any investability weightings). The FTSE KLD 400 Social Index is maintained at 400 constituents, so additions are made immediately at the time of constituent removals. KLD evaluates each eligible company's ESG performance using proprietary ratings covering Environment, Social (community & society, customers, employees & supply chain) and Governance & Ethics criteria. KLD seeks to include in the FTSE KLD 400 Social Index companies with positive ESG performance relative to their industry peers and in relation to the broader market.

When selecting companies for the FTSE KLD 400 Social Index, KLD also considers market capitalization and liquidity. Companies that KLD determines have significant involvement in the following businesses are not eligible for the FTSE KLD 400 Social Index: alcohol, tobacco, firearms, nuclear power, military weapons and gambling. KLD seeks to maintain the large capitalization character of the index while including mid-cap and small-cap companies.

ISSUE CHANGES. General oversight responsibility for the FTSE KLD 400 Social Index including overall policy guidelines and methodology is handled jointly by KLD and FTSE. KLD is responsible for the ESG evaluations of companies, including selecting companies for addition to the Index and decisions about removing companies based on ESG issues. FTSE is responsible for monitoring corporate actions, liquidity and other financial and technical factors affecting calculation of the Index.

INDEX MAINTENANCE. The FTSE KLD 400 Social Index has 400 constituents at all times. An Index addition is made only if a vacancy is created by an Index removal. Additions are selected from a list of pre-approved companies selected by KLD. Companies may be removed from the FTSE KLD 400 Social Index due to corporate actions, liquidity concerns or deteriorating ESG performance. The FTSE KLD 400 Social Index will be rebalanced on the Monday following the third Friday in March, June, September and December to reflect share changes of greater than 1%. If accumulated changes in the number of shares in issue add up to 10% or more, or when an accumulated share change represents USD 2bn of a company's total market capitalization, they are implemented between quarters.

Maintaining the FTSE KLD 400 Social Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. Removals due to mergers, acquisitions, bankruptcies, delisting or other corporate actions take place on or near the actual date on which the event occurs. Removals based on financial screens, exclusionary screens or ESG performance take place at the end of each calendar quarter. The selection process for additions to the FTSE KLD 400 Social Index considers the current composition of the Index and the characteristics of the company being replaced, including market capitalization and sector diversification.

INDEX AVAILABILITY. The FTSE KLD 400 Social Index is calculated continuously and is available from major data vendors.

--------
*On July 29, 2009, the name of the Underlying Index changed from the Domini 400 Social(SM) Index to the FTSE KLD 400 Social Index.

FTSE KLD SELECT SOCIAL INDEX*
NUMBER OF COMPONENTS: APPROXIMATELY 200-300
===========================================

COMPONENT SELECTION CRITERIA AND INDEX DESCRIPTION. The FTSE KLD Select Social Index is designed to maximize exposure to large-capitalization companies that KLD determines have positive Environmental, Social and Governance ("ESG") performance relative to their industry and sector peers and in relation to the broader market, while at the same time maintaining risk and return characteristics similar to the FTSE US 500 Index. The FTSE KLD Select Social Index consists of approximately 250 companies drawn from the universe of companies included in the FTSE All-World US Index. KLD evaluates each eligible company's social, environmental and governance performance using standardized criteria and assigns an "overall rating" to each company. The selection process is designed so that companies with relatively higher overall ratings are expected to have a higher representation in the FTSE KLD Select Social Index than they do in the FTSE All-World US Index. Companies with relatively lower ratings are expected to have a lower representation in the FTSE KLD Select Social Index than they do in the FTSE All-World US Index. Exceptions may result from the FTSE KLD Select Social Index's objective of having the risk and return characteristics of the FTSE US 500 Index. Companies that KLD determines are involved in the tobacco industry are excluded from the FTSE KLD Select Social Index.

The FTSE All-World US Index is composed of large-capitalization and mid-capitalization companies in the U.S. equity market. The FTSE US 500 Index is designed to measure the performance of the large-capitalization sector of the U.S. equity market.

ISSUE CHANGES. General oversight responsibility for the FTSE KLD Select Social Index, including overall policy guidelines and methodology, is handled jointly by KLD and FTSE. KLD is responsible for the ESG ratings of companies and quarterly optimizations that determine Index constituents and weights. FTSE is responsible for monitoring corporate actions, liquidity and other financial and technical factors affecting calculation of the Index.

INDEX MAINTENANCE. Maintaining the FTSE KLD Select Social Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, and stock price adjustments due to restructurings, spin-offs and other corporate actions. Removals due to mergers, acquisitions, bankruptcies, delisting or other corporate actions take place on or near the actual date on which the event occurs. The FTSE KLD Select Social Index will be rebalanced the Monday following the third Friday in March, June, September and December to optimize to the FTSE US 500 Index and to reflect share changes of greater than 1%. If accumulated changes in the number of shares in issue add up to 10% or more, or when an accumulated share change represents USD 2bn of a company's total market capitalization, they are implemented between quarters.

Maintaining the FTSE KLD Select Social Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. Removals due to mergers, acquisitions, bankruptcies, delisting or other corporate actions take place on or near the actual date on which the event occurs. Removals based on financial screens, exclusionary screens or ESG performance take place at the end of each calendar quarter. The selection process for additions to the FTSE KLD Select Social Index considers the current composition of the Index and the characteristics of the company being replaced, including market capitalization and sector diversification.

INDEX AVAILABILITY. The FTSE KLD Select Social Index is calculated continuously and is available from major data vendors.

--------
*On July 29, 2009, the name of the Underlying Index changed from the KLD Select Social(SM) Index to the FTSE KLD Select Social Index.

The Morningstar Indexes Generally
COMPONENT SELECTION CRITERIA. The Morningstar Index family is based on the same methodology as the well-known Morningstar Style Box(TM). The Morningstar Indexes are governed by transparent, objective rules for security selection, exclusion, rebalancing, and adjustments for corporate actions. Morningstar makes no subjective determinations related to index composition. To be eligible for inclusion in any of the Morningstar Indexes, a stock must be listed on the NYSE, the

AMEX, or Nasdaq, domiciled in the U.S. or have its primary stock market activities carried out in the U.S., have sufficient historical fundamental data available so that Morningstar can classify investment style, and be in the top 75% of companies in the investable universe based on its liquidity score. A security's liquidity score is based on its average monthly trading volume in U.S. dollars. ADRs, American Depositary Shares, fixed-dividend shares, convertible notes, warrants, rights, tracking stocks, limited partnerships and holding companies are not eligible for inclusion in the Morningstar Indexes.


Morningstar, Inc. ("Morningstar") uses a dynamic percentage-based approach to divide its U.S. Market Index into three cap categories. By defining each as a percentage of the market cap of the investable universe, the definitions remain stable regardless of overall large market movements. Large Cap stocks are defined as stocks that form the largest 70% of investable market cap. Mid Cap stocks are defined as the next 20% of investable market cap (70th to 90th percentile). Small Cap stocks are defined as the next 7% of investable market cap (90th to 97th percentile). The stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading.

ISSUE CHANGES. Securities are added or deleted from each index based on rules outlined for security selection, exclusion, rebalancing, and adjustments for corporate actions as set forth in the Morningstar Index Rulebook. Morningstar makes no subjective determinations related to index composition.

INDEX MAINTENANCE. The Morningstar Indexes are reconstituted twice annually, on the Monday following the third Friday of June and the Monday following the third Friday of December. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day's closing index values have been determined.

INDEX AVAILABILITY. Morningstar Indexes are calculated continuously and are available from major data vendors.

MORNINGSTAR LARGE CORE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 97
======================================


Index Description.


The Morningstar Large Core Index measures the performance of stocks issued by large-capitalization companies that have exhibited average "growth" and "value" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "large-capitalization" stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. All large capitalization stocks are then designated as "core," "growth" or "value" based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as "growth" securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as "value" securities. Stocks that are not designated as "growth" or "value" securities are designated as "core" securities.


MORNINGSTAR LARGE GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 112
=======================================


Index Description.


The Morningstar Large Growth Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average "growth" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "large-capitalization" stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "growth" because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.


MORNINGSTAR LARGE VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 72
======================================


Index Description.


The Morningstar Large Value Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average "value" characteristics as determined by Morningstar's proprietary index methodology. The

Morningstar index methodology defines "large-capitalization" stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "value" because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.

MORNINGSTAR MID CORE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 217
=======================================


Index Description.


The Morningstar Mid Core Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average "growth" and "value" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "mid-capitalization" stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as "growth" securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as "value" securities. Stocks that are not designated as "growth" or "value" securities are designated as "core" securities.


MORNINGSTAR MID GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 218
=======================================


Index Description.


The Morningstar Mid Growth Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average "growth" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "mid-capitalization" stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "growth" because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.


MORNINGSTAR MID VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 226
=======================================


Index Description.


The Morningstar Mid Value Index measures the performance of stocks issued by mid-capitalization companies that have exhibited "value" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "mid-capitalization" stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "value" because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.


MORNINGSTAR SMALL CORE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 313
=======================================


Index Description.


The Morningstar Small Core Index measures the performance of stocks issued by small-capitalization companies that have exhibited average "growth" and "value" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "small-capitalization" stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as "growth" securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as "value" securities. Stocks that are not designated as "growth" or "value" securities are designated as "core" securities.

MORNINGSTAR SMALL GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 337
=======================================

Index Description.

The Morningstar Small Growth Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average "growth" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "small-capitalization" stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "growth" because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.


MORNINGSTAR SMALL VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 301
=======================================


Index Description.


The Morningstar Small Value Index measures the performance of stocks issued by small-capitalization companies that have exhibited "value" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "small capitalization" stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "value" because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.


Investment Limitations
The Board has adopted as a fundamental policy the investment objective of the iShares Dow Jones U.S. Index Fund. The investment objective and Underlying Index of the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. However, the Board has adopted as non-fundamental policies the investment objectives of all other Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

ALL FUNDS (OTHER THAN THE ISHARES DOW JONES EPAC SELECT DIVIDEND INDEX FUND, ISHARES DOW JONES SELECT DIVIDEND INDEX FUND, ISHARES DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND, ISHARES DOW JONES U.S. BROKER-DEALERS INDEX FUND, ISHARES DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND, ISHARES DOW JONES U.S. HOME CONSTRUCTION INDEX FUND, ISHARES DOW JONES U.S. INSURANCE INDEX FUND, ISHARES DOW JONES U.S. MEDICAL DEVICES INDEX FUND, ISHARES DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND, ISHARES DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND, ISHARES DOW JONES U.S. PHARMACEUTICALS INDEX FUND, ISHARES DOW JONES U.S. REGIONAL BANKS INDEX FUND, ISHARES DOW JONES U.S. INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND, ISHARES FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND AND ISHARES FTSE KLD 400 SOCIAL INDEX FUND) WILL NOT:


1. Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

THE ISHARES DOW JONES SELECT DIVIDEND INDEX FUND AND ISHARES DOW JONES U.S. INDEX FUND WILL NOT:


1. Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

THE ISHARES DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND, ISHARES DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND, ISHARES DOW JONES U.S. PHARMACEUTICALS INDEX FUND, ISHARES DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND, ISHARES DOW JONES U.S. MEDICAL DEVICES INDEX FUND, ISHARES DOW JONES U.S. BROKER-DEALERS INDEX FUND, ISHARES DOW JONES U.S. INSURANCE INDEX FUND, ISHARES DOW JONES U.S. REGIONAL BANKS INDEX FUND, ISHARES DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND AND ISHARES DOW JONES U.S. HOME CONSTRUCTION INDEX FUND WILL NOT:


1. Concentrate its investments (I.E. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.


3. Issue any senior security, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.


4.   Make loans, except as permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

THE ISHARES DOW JONES EPAC SELECT DIVIDEND INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND, ISHARES FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND AND ISHARES FTSE KLD 400 SOCIAL INDEX FUND WILL NOT:


1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund, has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:


o  The frequency of trades and quotes for the security;

o The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

o  Dealer undertakings to make a market in the security; and

o The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.



Each Fund (other than the iShares Morningstar Index Funds) has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


Each of the iShares Morningstar Index Funds has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index. Each Morningstar Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is not longer met, a Morningstar Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management
TRUSTEES AND OFFICERS. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.


The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 161 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.



                                               PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
      NAME (AGE)          POSITION             DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
--------------------- --------------- ---------------------------------------- ----------------------------------------
INTERESTED TRUSTEES
Lee T. Kranefuss/1/   Trustee and     Global Chief Executive Officer,          Director of iShares, Inc. (since 2003);
(46)                  Chairman        iShares/Intermediary Groups of BGI       Trustee of BGIF and MIP (since
                      (since 2003).   (since 2008); Chief Executive Officer,   2001).
                                      iShares Intermediary Index and
                                      Market Group of BGI (2005-2008);
                                      Chief Executive Officer of the
                                      Intermediary Investor and Exchange
                                      Traded Products Business of BGI
                                      (2003-2005); Director of BGFA (since
                                      2005); Director, President and Chief
                                      Executive Officer of Barclays Global
                                      Investors International, Inc. (since
                                      2005); Director and Chairman of
                                      Barclays Global Investors Services
                                      (since 2005).
John E. Martinez/1/   Trustee         Co-Chief Executive Officer of Global     Director of iShares, Inc. (since 2003);
(47)                  (since 2003).   Index and Markets Group of BGI           Chairman, Independent Review
                                      (2001-2003); Chairman of Barclays        Committee, Canadian iShares Funds
                                      Global Investors Services (2000-         (since 2007).
                                      2003); Director, Barclays Global
                                      Investors UK Holdings, Inc. (2000-
                                      2003); Director of Real Estate Equity
                                      Exchange (since 2005).


-------
/1/ Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons"
      (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                             INDEPENDENT TRUSTEES


                                                    PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
     NAME (AGE)             POSITION                DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
-------------------- --------------------- ---------------------------------------- ----------------------------------------
George G.C. Parker   Trustee (since        Dean Witter Distinguished Professor      Director of iShares, Inc. (since 2002);
(69)                 2000); Lead           of Finance, Emeritus, Stanford           Director of Continental Airlines, Inc.
                     Independent Trustee   University: Graduate School of           (since 1996); Director of Community
                     (since 2006).         Business (since 1994).                   First Financial Group (since 1995);
                                                                                    Director of Tejon Ranch Company
                                                                                    (since 1999); Director of Threshold
                                                                                    Pharmaceuticals (since 2004);
                                                                                    Director of NETGEAR, Inc. (since
                                                                                    2007).
Cecilia H. Herbert   Trustee               Chair of Investment Committee,           Director of iShares, Inc. (since 2005).
(59)                 (since 2005).         Archdiocese of San Francisco (1994-
                                           2005); Director (since 1998) and
                                           President (since 2007) of the Board
                                           of Directors, Catholic Charities CYO;
                                           Trustee of Pacific Select Funds
                                           (2004-2005); Trustee of the
                                           Montgomery Funds (1992-2003);
                                           Trustee (since 2005) and Chair of the
                                           Finance and Investment Committees
                                           (since 2006) of the Thacher School.
Charles A. Hurty     Trustee               Retired; Partner, KPMG LLP (1968-        Director of iShares, Inc. (since 2005);
(64)                 (since 2005).         2001).                                   Director of GMAM Absolute Return
                                                                                    Strategy Fund (1 portfolio)(since
                                                                                    2002); Director of Citigroup
                                                                                    Alternative Investments Multi-
                                                                                    Adviser Hedge Fund Portfolios LLC (1
                                                                                    portfolio)(since 2002); Director of
                                                                                    CSFB Alternative Investments Fund
                                                                                    (6 portfolios)(since 2005).
John E. Kerrigan     Trustee               Chief Investment Officer, Santa Clara    Director of iShares, Inc. (since 2005);
(53)                 (since 2005).         University (since 2002); Managing        Member of Advisory Council for
                                           Director, Merrill Lynch (1994-2002).     Commonfund Distressed Debt
                                                                                    Partners II (since 2004).
Robert H. Silver     Trustee               President and Co-Founder of The          Director of iShares, Inc. (since 2007);
(53)                 (since 2007).         Bravitas Group, Inc. (since 2006);       Director and Member of the Audit
                                           Member, Non-Investor Advisory            and Compensation Committee of
                                           Board of Russia Partners II, LP (since   EPAM Systems, Inc. (since 2006).
                                           2006); President and Chief Operating
                                           Officer (2003-2005) and Director
                                           (1999-2005) of UBS Financial
                                           Services, Inc.; President and Chief
                                           Executive Officer of UBS Services
                                           USA, LLC (1999-2005); Managing
                                           Director, UBS America, Inc. (2000-
                                           2005); Director and Chairman of the
                                           YMCA of Greater NYC (since 2001);
                                           Broadway Producer (since 2006).

                                             PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
   NAME (AGE)          POSITION              DURING THE PAST 5 YEARS                   HELD BY TRUSTEE
---------------- -------------------- ------------------------------------ --------------------------------------
Darrell Duffie   Trustee              Professor, Stanford University:      Director of iShares, Inc. (since June
(54)             (since June 2008).   Graduate School of Business (since   2008).
                                      1984).


OFFICERS


                                                             PRINCIPAL OCCUPATION(S)
      NAME (AGE)                  POSITION                   DURING THE PAST 5 YEARS
----------------------     ---------------------     ---------------------------------------
Michael A. Latham          President                 Head of Americas iShares (since
(42)                       (since 2007).             2007); Chief Operating Officer of the
                                                     Intermediary Investor and Exchange
                                                     Traded Products Business of BGI
                                                     (2003-2007); Director and Chief
                                                     Financial Officer of Barclays Global
                                                     Investors International, Inc. (since
                                                           2005).
Geoffrey D. Flynn          Treasurer and Chief       Chief Operating Officer, U.S. iShares,
(51)                       Financial Officer         BGI (since 2008); Director, Mutual
                           (since 2007).             Fund Operations of BGI (2007-2008);
                                                     President, Van Kampen Investors
                                                     Services (2003-2007); Managing
                                                     Director, Morgan Stanley (2002-
                                                     2007); President, Morgan Stanley
                                                     Trust, FSB (2002-2007).
Eilleen M. Clavere         Secretary                 Head of Legal Administration of
(56)                       (since 2007).             Intermediary Investors Business of
                                                     BGI (since 2006); Legal Counsel and
                                                     Vice President of Atlas Funds, Atlas
                                                     Advisers, Inc. and Atlas Securities,
                                                     Inc. (2005-2006); Counsel of
                                                     Kirkpatrick & Lockhart LLP (2001-
                                                           2005).
Ira P. Shapiro             Vice President and        Associate General Counsel, BGI
(45)                       Chief Legal Officer       (since 2004); First Vice President of
                           (since 2007).             Merrill Lynch Investment Managers
                                                     ( 1993-2004).
Amy Schioldager            Executive Vice            Head of U.S. Indexing, BGI (since
(45)                       President                 2006); Head of Domestic Equity
                           (since 2007).             Portfolio Management, BGI (2001-
                                                           2006).
H. Michael Williams*       Executive Vice            Vice Chairman - Capital Markets, BGI
(48)                       President (since          (since 2008); Head of Global Index
                           2007).                    and Markets Group of BGI (2006-
                                                     2008); Global Head of Securities
                                                     Lending, BGI (2002-2006).
Patrick O'Connor           Vice President            Head of iShares Portfolio
(41)                       (since 2007).             Management, BGI (since 2006);
                                                     Senior Portfolio Manager, BGI (1999-
                                                           2006).

                                              PRINCIPAL OCCUPATION(S)
  NAME (AGE)          POSITION                DURING THE PAST 5 YEARS
-------------     ----------------     ------------------------------------
Lee Sterne        Vice President       Head of U.S. Fixed Income Index and
(43)              (since 2007).        iShares, BGI (since 2007); Senior
                                       Portfolio Manager, BGI (2004-2007);
                                       Portfolio Manager, BGI (2001-2004).
Matt Tucker       Vice President       Head of U.S. Fixed Income
(36)              (since 2007).        Investment Solutions, BGI (since
                                       2005); Fixed Income Investment
                                       Strategist, BGI (2003-2005); Fixed
                                       Income Portfolio Manager, BGI
                                       ( 1997-2003).



COMMITTEES OF THE BOARD OF TRUSTEES. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:




                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                     DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                        FUND                        SECURITIES IN THE FUND        INVESTMENT COMPANIES
------------------   --------------------------------------------   ------------------------   ----------------------------
Lee T. Kranefuss     iShares Lehman 1-3 Year Treasury Bond Fund     $50,001-$100,000           Over $100,000
                     iShares Russell 3000 Index Fund                Over $100,000
John E. Martinez     iShares MSCI EAFE Index Fund                   Over $100,000              Over $100,000

                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                                    REGISTERED INVESTMENT
                                                                                                    COMPANIES OVERSEEN BY
                                                                        DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE                          FUND                        SECURITIES IN THE FUND      INVESTMENT COMPANIES
-------------------- ------------------------------------------------- ------------------------ ----------------------------
                     iShares Russell 1000 Index Fund                   Over $100,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Russell 2000 Index Fund                   Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
George G.C. Parker   iShares Russell 2000 Index Fund                   $50,001-$100,000         Over $100,000
                     iShares Russell 2000 Value Index Fund             $50,001-$100,000
                     iShares S&P 100 Index Fund                        Over $100,000
                     iShares S&P 500 Value Index Fund                  Over $100,000
                     iShares S&P MidCap 400 Index Fund                 $ 10,001-$50,000
                     iShares S&P MidCap 400 Value Index Fund           Over $100,000
                     iShares S&P Small Cap 600 Index Fund              $ 10,001-$50,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Dow Jones Select Dividend Index Fund      Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
                     iShares MSCI Mexico Index Fund                    Over $100,000
                     iShares MSCI EAFE Index Fund                      Over $100,000
Cecilia H. Herbert   iShares FTSE/Xinhua China 25 Index Fund           Over $100,000            Over $100,000
                     iShares MSCI Emerging Markets Index Fund          $ 10,001-$50,000
                     iShares MSCI Hong Kong Index Fund                 $ 10,001-$50,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000
                     iShares Dow Jones U.S. Consumer Goods Sector      $ 10,001-$50,000
                     Index Fund
                     iShares Russell 1000 Index Fund                   $ 10,001-$50,000
                     iShares S&P Global Telecommunications Sector      $ 10,001-$50,000
                     Index Fund
                     iShares Dow Jones U.S. Technology Sector Index    $      1-$10,000
                     Fund
                     iShares S&P 500 Index Fund                        Over $100,000
Charles A. Hurty     iShares S&P 500 Index Fund                        $ 10,001-$50,000         Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund           $ 10,001-$50,000
                     iShares Dow Jones Financial Sector Index Fund     $ 10,001-$50,000
                     iShares Dow Jones U.S. Energy Sector Index Fund   $ 10,001-$50,000
                     iShares Dow Jones U.S. Technology Sector Index    $ 10,001-$50,000
                     Fund
                     iShares MSCI EAFE Index Fund                      $ 10,001-$50,000

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                       DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                         FUND                         SECURITIES IN THE FUND      INVESTMENT COMPANIES
------------------ -------------------------------------------------- ------------------------ ----------------------------
                   iShares MSCI Japan Index Fund                      $10,001-$50,000
                   iShares Dow Jones Select Dividend Index Fund       $10,001-$50,000
John E. Kerrigan   iShares MSCI Japan Index Fund                      Over $100,000            Over $100,000
                   iShares MSCI Pacific ex-Japan Index Fund           Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
Robert H. Silver   iShares Dow Jones U.S. Broker-Dealers Index Fund   Over $100,000            Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
                   iShares S&P 500 Index Fund                         Over $100,000
                   iShares Russell 2000 Index Fund                    Over $100,000
Darrell Duffie     N/A                                                $             0          $ 0



As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

REMUNERATION OF TRUSTEES. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:



                                                         PENSION OR
                                   AGGREGATE             RETIREMENT                                         TOTAL
                                 COMPENSATION       BENEFITS ACCRUED AS       ESTIMATED ANNUAL          COMPENSATION
                                   FROM THE            PART OF TRUST            BENEFITS UPON          FROM THE FUNDS
 NAME OF INTERESTED TRUSTEE          TRUST              EXPENSES/1/             RETIREMENT/1/        AND FUND COMPLEX/2/
---------------------------     --------------     ---------------------     ------------------     --------------------
Lee T. Kranefuss/3/                 $     0            Not Applicable          Not Applicable             $      0
John E. Martinez                    $75,000            Not Applicable          Not Applicable             $150,000


-------

/1/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Funds due to his employment with BGI during the time period reflected in the table.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:




                                   AGGREGATE              PENSION OR                                       TOTAL
                                 COMPENSATION   RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL      COMPENSATION
                                   FROM THE              PART OF TRUST             BENEFITS UPON      FROM THE FUNDS
 NAME OF INDEPENDENT TRUSTEE/1/      TRUST                EXPENSES/2/              RETIREMENT/2/    AND FUND COMPLEX/3/
------------------------------- -------------- -------------------------------- ------------------ --------------------
George G.C. Parker                 $100,000             Not Applicable            Not Applicable         $200,000
John E. Kerrigan                   $ 75,000             Not Applicable            Not Applicable         $150,000
Charles A. Hurty                   $ 95,000             Not Applicable            Not Applicable         $190,000
Cecilia H. Herbert                 $ 75,000             Not Applicable            Not Applicable         $150,000
Robert H. Silver*                  $ 56,250             Not Applicable            Not Applicable         $112,500


-------

*     Appointed to serve as Independent Trustee of the Trust effective March 9,
      2007.
/1/ Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Trustee of the Trust effective June 18, 2008.
/2/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/3/ Includes compensation for service on the Board of Directors of iShares, Inc.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

The Trustees and officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of July 31, 2008.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of July 31, 2008, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:



                                                                               PERCENTAGE
              FUND                                  NAME                      OF OWNERSHIP
-------------------------------    --------------------------------------    -------------
iShares Cohen & Steers Realty
  Majors Index Fund
                                   Charles Schwab & Co., Inc.                     14.69%
                                   111 Pavonia Avenue
                                   Jersey City, NJ 07310
                                   TD Ameritrade Clearing, Inc.                   10.05%
                                   1005 N. Ameritrade Place
                                   Bellevue, NE 68005
                                   National Financial Services LLC                10.04%
                                   200 Liberty Street
                                   5th Floor
                                   New York, NY 10281
                                   Barclays Global Investors, N.A.                 6.13%
                                   400 Howard Street
                                   San Francisco, CA 94105
                                   Pershing LLC                                    5.57%
                                   One Pershing Plaza
                                   Jersey City, NJ 07399
iShares Dow Jones EPAC Select
  Dividend Index Fund
                                   Merrill Lynch, Pierce Fenner & Smith           29.64%
                                   Safekeeping
                                   101 Hudson Street
                                   8th Floor
                                   Jersey City, NJ 07302

                                                                                  PERCENTAGE
               FUND                                    NAME                      OF OWNERSHIP
----------------------------------    --------------------------------------    -------------
                                      Charles Schwab & Co., Inc.                     8.09%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      National Financial Services LLC                7.03%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Scotia Capital Inc.                            6.42%
                                      Scotia Plaza
                                      40 King Street West
                                      23rd Floor
                                      Toronto, ON M5W 2X6 CA
                                      Citigroup Global Markets Inc.                  6.41%
                                      333 W 34th Street
                                      New York, NY 10001-2402
iShares Dow Jones Select Dividend
  Index Fund
                                      Charles Schwab & Co., Inc.                    15.32%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      National Financial Services LLC               10.49%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Citigroup Global Markets Inc.                  7.16%
                                      333 W 34th Street
                                      New York, NY 10001-2402
                                      Merrill Lynch, Pierce Fenner & Smith           6.94%
                                      Safekeeping
                                      101 Hudson Street
                                      8th Floor
                                      Jersey City, NJ 07302
                                      Citibank, N.A.                                 6.03%
                                      3800 Citicorp Center Tampa
                                      Building B/Floor 1
                                      Tampa, FL 33610
                                      Pershing LLC                                   5.72%
                                      One Pershing Plaza
                                      Jersey City, NJ 07399
iShares Dow Jones Transportation
  Average Index Fund
                                      Citigroup Global Markets Inc.                 15.00%
                                      333 W 34th Street
                                      New York, NY 10001-2402
                                      Banc of America Securities LLC                12.47%
                                      200 North College Street
                                      Charlotte, NC 28255
                                      Brown Brothers Harriman & Co.                  5.99%
                                      525 Washington Blvd.
                                      11th Floor
                                      Jersey City, NJ 07310

                                                                                    PERCENTAGE
                FUND                                     NAME                      OF OWNERSHIP
-----------------------------------    ---------------------------------------    -------------
                                       U.S. Bank N.A.                                  5.86%
                                       1555 North Rivercenter Dr.
                                       Suite 302
                                       Milwaukee, WI 53212
                                       Barclays Global Investors, N.A.                 5.67%
                                       400 Howard Street
                                       San Francisco, CA 94105
                                       Charles Schwab & Co., Inc.                      5.14%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
iShares Dow Jones U.S. Aerospace &
  Defense Index Fund
                                       Merrill Lynch, Pierce Fenner & Smith           20.69%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       First Clearing, LLC                             9.84%
                                       901 East Byrd Street
                                       Richmond, VA 23219
                                       National Financial Services LLC                 7.09%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Bank of America, National Association           7.07%
                                       411 N. Akard Street
                                       5th Floor
                                       Dallas, TX 75201
                                       Citigroup Global Markets Inc.                   6.90%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       Morgan Stanley & Co.                            6.57%
                                       Harbourside Financial Center
                                       Plaza 3, 1st Floor
                                       Jersey City, NJ 07311
                                       Charles Schwab & Co., Inc.                      6.23%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Goldman, Sachs & Co.                            5.89%
                                       30 Hudson Street
                                       16th Floor
                                       Jersey City, NJ 07302
iShares Dow Jones U.S. Basic
  Materials Sector Index Fund
                                       Citigroup Global Markets Inc.                  12.57%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       National Financial Services LLC                 9.36%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281

                                                                                PERCENTAGE
              FUND                                   NAME                      OF OWNERSHIP
--------------------------------    --------------------------------------    -------------
                                    Charles Schwab & Co., Inc.                     8.87%
                                    111 Pavonia Avenue
                                    Jersey City, NJ 07310
                                    Merrill Lynch, Pierce Fenner & Smith           7.12%
                                    Safekeeping
                                    101 Hudson Street
                                    8th Floor
                                    Jersey City, NJ 07302
                                    First Clearing, LLC                            6.19%
                                    901 East Byrd Street
                                    Richmond, VA 23219
                                    Pershing LLC                                   6.16%
                                    One Pershing Plaza
                                    Jersey City, NJ 07399
                                    Bank of New York, The                          5.80%
                                    One Wall Street
                                    New York, NY 10004
iShares Dow Jones U.S.
  Broker-Dealers Index Fund
                                    Credit Suisse Securities (USA) LLC            16.93%
                                    11 Madison Ave.
                                    New York, NY 10010
                                    Brown Brothers Harriman & Co.                 11.71%
                                    525 Washington Blvd.
                                    11th Floor
                                    Jersey City, NJ 07310
                                    Citigroup Global Markets Inc.                  8.58%
                                    333 W 34th Street
                                    New York, NY 10001-2402
                                    Merrill Lynch, Pierce Fenner & Smith           6.27%
                                    Safekeeping
                                    101 Hudson Street
                                    8th Floor
                                    Jersey City, NJ 07302
                                    Lehman Brothers, Inc.                          5.24%
                                    3 World Financial Center
                                    New York, NY 10285
iShares Dow Jones U.S. Consumer
  Services Sector Index
Fund
                                    Northern Trust Company (The)                  18.89%
                                    801 South Canal Street
                                    Chicago, IL 60612
                                    Citigroup Global Markets Inc.                 11.11%
                                    333 W 34th Street
                                    New York, NY 10001-2402
                                    UBS Financial Services Inc.                    8.45%
                                    1000 Harbor Blvd.
                                    4th Floor
                                    Weehawken, NJ 07087

                                                                                     PERCENTAGE
                 FUND                                     NAME                      OF OWNERSHIP
-------------------------------------    --------------------------------------    -------------
                                         Merrill Lynch, Pierce Fenner & Smith           7.65%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Charles Schwab & Co., Inc.                     7.61%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                5.50%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Deutsche Bank Securities Inc.                  5.04%
                                         1251 Avenue of the Americas
                                         New York, NY 10020
iShares Dow Jones U.S. Consumer
  Goods Sector Index
Fund
                                         Merrill Lynch, Pierce Fenner & Smith          16.23%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Charles Schwab & Co., Inc.                    12.24%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         Citigroup Global Markets Inc.                  9.00%
                                         333 W 34th Street
                                         New York, NY 10001-2402
                                         UBS Financial Services Inc.                    7.61%
                                         1000 Harbor Blvd.
                                         4th Floor
                                         Weehawken, NJ 07087
                                         National Financial Services LLC                7.31%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Morgan Stanley & Co.                           5.85%
                                         Harbourside Financial Center
                                         Plaza 3, 1st Floor
                                         Jersey City, NJ 07311
iShares Dow Jones U.S. Energy Sector
  Index Fund
                                         Charles Schwab & Co., Inc.                     9.83%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         Citigroup Global Markets Inc.                  9.50%
                                         333 W 34th Street
                                         New York, NY 10001-2402

                                                                                 PERCENTAGE
               FUND                                   NAME                      OF OWNERSHIP
---------------------------------    --------------------------------------    -------------
                                     National Financial Services LLC                9.07%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     Merrill Lynch, Pierce Fenner & Smith           8.86%
                                     Safekeeping
                                     101 Hudson Street
                                     8th Floor
                                     Jersey City, NJ 07302
                                     First Clearing, LLC                            5.75%
                                     901 East Byrd Street
                                     Richmond, VA 23219
                                     UBS Financial Services Inc.                    5.63%
                                     1000 Harbor Blvd.
                                     4th Floor
                                     Weehawken, NJ 07087
                                     Pershing LLC                                   5.43%
                                     One Pershing Plaza
                                     Jersey City, NJ 07399
iShares Dow Jones U.S. Financial
  Sector Index Fund
                                     Brown Brothers Harriman & Co.                 12.21%
                                     525 Washington Blvd.
                                     11th Floor
                                     Jersey City, NJ 07310
                                     Citigroup Global Markets Inc.                  8.57%
                                     333 W 34th Street
                                     New York, NY 10001-2402
                                     National Financial Services LLC                6.67%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     Charles Schwab & Co., Inc.                     6.51%
                                     111 Pavonia Avenue
                                     Jersey City, NJ 07310
                                     UBS Financial Services Inc.                    5.70%
                                     1000 Harbor Blvd.
                                     4th Floor
                                     Weehawken, NJ 07087
                                     Bank of New York, The                          5.40%
                                     One Wall Street
                                     New York, NY 10004
iShares Dow Jones U.S. Financial
  Services Index Fund
                                     Citigroup Global Markets Inc.                 18.87%
                                     333 W 34th Street
                                     New York, NY 10001-2402

                                                                                  PERCENTAGE
               FUND                                    NAME                      OF OWNERSHIP
----------------------------------    --------------------------------------    -------------
                                      Merrill Lynch, Pierce Fenner & Smith           13.19%
                                      Safekeeping
                                      101 Hudson Street
                                      8th Floor
                                      Jersey City, NJ 07302
                                      National Financial Services LLC                 8.12%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Brown Brothers Harriman & Co.                   6.86%
                                      525 Washington Blvd.
                                      11th Floor
                                      Jersey City, NJ 07310
                                      Charles Schwab & Co., Inc.                      6.84%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
iShares Dow Jones U.S. Healthcare
  Sector Index Fund
                                      Charles Schwab & Co., Inc.                     13.01%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      Merrill Lynch, Pierce Fenner & Smith           10.19%
                                      Safekeeping
                                      101 Hudson Street
                                      8th Floor
                                      Jersey City, NJ 07302
                                      National Financial Services LLC                 9.09%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Morgan Stanley & Co.                            8.32%
                                      Harbourside Financial Center
                                      Plaza 3, 1st Floor
                                      Jersey City, NJ 07311
                                      UBS Financial Services Inc.                     6.37%
                                      1000 Harbor Blvd.
                                      4th Floor
                                      Weehawken, NJ 07087
                                      Pershing LLC                                    6.31%
                                      One Pershing Plaza
                                      Jersey City, NJ 07399
                                      Citigroup Global Markets Inc.                   6.07%
                                      333 W 34th Street
                                      New York, NY 10001-2402
                                      First Clearing, LLC                             5.35%
                                      901 East Byrd Street
                                      Richmond, VA 23219
iShares Dow Jones U.S. Healthcare
  Providers Index Fund

                                                                                 PERCENTAGE
            FUND                                    NAME                        OF OWNERSHIP
----------------------------    -------------------------------------------    -------------
                                Charles Schwab & Co., Inc.                          10.18%
                                111 Pavonia Avenue
                                Jersey City, NJ 07310
                                Morgan Stanley & Co.                                 9.62%
                                Harbourside Financial Center
                                Plaza 3, 1st Floor
                                Jersey City, NJ 07311
                                Citigroup Global Markets Inc.                        8.39%
                                333 W 34th Street
                                New York, NY 10001-2402
                                National Financial Services LLC                      7.24%
                                200 Liberty Street
                                5th Floor
                                New York, NY 10281
                                Merrill Lynch, Pierce Fenner & Smith                 6.43%
                                Safekeeping
                                101 Hudson Street
                                8th Floor
                                Jersey City, NJ 07302
                                JPMorgan Chase Bank, National Association            5.79%
                                14201 Dallas Pkwy
                                12th Floor
                                Dallas, TX 75240
                                Brown Brothers Harriman & Co.                        5.76%
                                525 Washington Blvd.
                                11th Floor
                                Jersey City, NJ 07310
                                Swiss American Securities Inc.                       5.21%
                                12 East 49th Street
                                41st Floor
                                New York, NY 10017
iShares Dow Jones U.S. Home
  Construction Index Fund
                                National Financial Services LLC                     14.41%
                                200 Liberty Street
                                5th Floor
                                New York, NY 10281
                                Charles Schwab & Co., Inc.                          10.51%
                                111 Pavonia Avenue
                                Jersey City, NJ 07310
                                State Street Bank and Trust Company                 10.18%
                                1776 Heritage Drive
                                North Quincy, MA 02171
                                Citigroup Global Markets Inc.                        7.08%
                                333 W 34th Street
                                New York, NY 10001-2402
                                Pershing LLC                                         6.42%
                                One Pershing Plaza
                                Jersey City, NJ 07399

                                                                                  PERCENTAGE
               FUND                                    NAME                      OF OWNERSHIP
----------------------------------    --------------------------------------    -------------
                                      TD Ameritrade Clearing, Inc.                   5.65%
                                      1005 N. Ameritrade Place
                                      Bellevue, NE 68005
iShares Dow Jones U.S. Industrial
  Sector Index Fund
                                      Merrill Lynch, Pierce Fenner & Smith          12.68%
                                      Safekeeping
                                      101 Hudson Street
                                      8th Floor
                                      Jersey City, NJ 07302
                                      Citigroup Global Markets Inc.                 12.07%
                                      333 W 34th Street
                                      New York, NY 10001-2402
                                      Charles Schwab & Co., Inc.                     8.51%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      National Financial Services LLC                7.09%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Morgan Stanley & Co.                           5.91%
                                      Harbourside Financial Center
                                      Plaza 3, 1st Floor
                                      Jersey City, NJ 07311
iShares Dow Jones U.S. Insurance
  Index Fund
                                      Citigroup Global Markets Inc.                 37.71%
                                      333 W 34th Street
                                      New York, NY 10001-2402
                                      Janney Montgomery Scott LLC                   11.06%
                                      26 Broadway
                                      New York, NY 10004
                                      First National Bank of Omaha                  10.00%
                                      PO Box 3327
                                      Omaha, NE 68103
                                      Charles Schwab & Co., Inc.                     8.61%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      Pershing LLC                                   5.79%
                                      One Pershing Plaza
                                      Jersey City, NJ 07399
iShares Dow Jones U.S. Medical
  Devices Index Fund
                                      Brown Brothers Harriman & Co.                 16.89%
                                      525 Washington Blvd.
                                      11th Floor
                                      Jersey City, NJ 07310
                                      Charles Schwab & Co., Inc.                    14.44%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310

                                                                                 PERCENTAGE
               FUND                                   NAME                      OF OWNERSHIP
---------------------------------    --------------------------------------    -------------
                                     First Clearing, LLC                            11.97%
                                     901 East Byrd Street
                                     Richmond, VA 23219
                                     Merrill Lynch, Pierce Fenner & Smith            5.86%
                                     Safekeeping
                                     101 Hudson Street
                                     8th Floor
                                     Jersey City, NJ 07302
                                     National Financial Services LLC                 5.74%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     Pershing LLC                                    5.67%
                                     One Pershing Plaza
                                     Jersey City, NJ 07399
                                     Morgan Stanley & Co.                            5.22%
                                     Harbourside Financial Center
                                     Plaza 3, 1st Floor
                                     Jersey City, NJ 07311
iShares Dow Jones U.S. Oil & Gas
  Exploration & Production
Index Fund
                                     Citigroup Global Markets Inc.                  12.04%
                                     333 W 34th Street
                                     New York, NY 10001-2402
                                     Credit Suisse Securities (USA) LLC              9.40%
                                     11 Madison Ave.
                                     New York, NY 10010
                                     Lehman Brothers, Inc.                           8.58%
                                     3 World Financial Center
                                     New York, NY 10285
                                     Brown Brothers Harriman & Co.                   7.15%
                                     525 Washington Blvd.
                                     11th Floor
                                     Jersey City, NJ 07310
                                     Barclays Global Investors, N.A.                 6.62%
                                     400 Howard Street
                                     San Francisco, CA 94105
                                     National Financial Services LLC                 6.07%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     Goldman, Sachs & Co.                            5.99%
                                     30 Hudson Street
                                     16th Floor
                                     Jersey City, NJ 07302
                                     Charles Schwab & Co., Inc.                      5.49%
                                     111 Pavonia Avenue
                                     Jersey City, NJ 07310

                                                                                     PERCENTAGE
                 FUND                                     NAME                      OF OWNERSHIP
-------------------------------------    --------------------------------------    -------------
iShares Dow Jones U.S. Oil Equipment
  & Services Index
Fund
                                         Charles Schwab & Co., Inc.                     11.01%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                 8.84%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Citigroup Global Markets Inc.                   7.13%
                                         333 W 34th Street
                                         New York, NY 10001-2402
                                         Merrill Lynch, Pierce Fenner & Smith            5.73%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Pershing LLC                                    5.60%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         Bank of New York, The                           5.34%
                                         One Wall Street
                                         New York, NY 10004
                                         Morgan Stanley & Co.                            5.25%
                                         Harbourside Financial Center
                                         Plaza 3, 1st Floor
                                         Jersey City, NJ 07311
iShares Dow Jones U.S.
  Pharmaceuticals Index Fund
                                         TD Waterhouse Canada Inc.                      29.23%
                                         77 Bloor Street West
                                         7th Floor
                                         Toronto, ON M4Y2T1 CA
                                         Charles Schwab & Co., Inc.                     14.44%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         Merrill Lynch, Pierce Fenner & Smith            6.98%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Brown Brothers Harriman & Co.                   6.16%
                                         525 Washington Blvd.
                                         11th Floor
                                         Jersey City, NJ 07310
                                         Pershing LLC                                    5.44%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399

                                                                                   PERCENTAGE
                FUND                                    NAME                      OF OWNERSHIP
-----------------------------------    --------------------------------------    -------------
                                       National Financial Services LLC                5.19%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
iShares Dow Jones U.S. Real Estate
  Index Fund
                                       Barclays Global Investors, N.A.               10.29%
                                       400 Howard Street
                                       San Francisco, CA 94105
                                       Charles Schwab & Co., Inc.                     6.33%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       State Street Bank and Trust Company            5.97%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171
iShares Dow Jones U.S. Regional
  Banks Index Fund
                                       Citigroup Global Markets Inc.                  8.46%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       Citibank, N.A.                                 8.10%
                                       3800 Citicorp Center Tampa
                                       Building B/Floor 1
                                       Tampa, FL 33610
                                       National Financial Services LLC                7.25%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Charles Schwab & Co., Inc.                     7.08%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Barclays Global Investors, N.A.                6.95%
                                       400 Howard Street
                                       San Francisco, CA 94105
                                       Bank of New York, The                          5.91%
                                       One Wall Street
                                       New York, NY 10004
                                       Pershing LLC                                   5.86%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399
iShares Dow Jones U.S. Technology
  Sector Index Fund
                                       Merrill Lynch, Pierce Fenner & Smith          16.18%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       Bank of New York, The                         12.60%
                                       One Wall Street
                                       New York, NY 10004

                                                                                   PERCENTAGE
                FUND                                    NAME                      OF OWNERSHIP
-----------------------------------    --------------------------------------    -------------
                                       Charles Schwab & Co., Inc.                     9.33%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Brown Brothers Harriman & Co.                  6.51%
                                       525 Washington Blvd.
                                       11th Floor
                                       Jersey City, NJ 07310
                                       National Financial Services LLC                5.94%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Morgan Stanley & Co.                           5.09%
                                       Harbourside Financial Center
                                       Plaza 3, 1st Floor
                                       Jersey City, NJ 07311
iShares Dow Jones U.S.                 A.G. Edwards & Sons, Inc.                     22.62%
  Telecommunications Sector Index
Fund                                   One North Jefferson Ave.
                                       St. Louis, MO 63103
                                       Merrill Lynch, Pierce Fenner & Smith          10.86%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       SEI Private Trust Company                      9.20%
                                       1 Freedom Valley Drive
                                       Oaks, PA 19456
                                       Bank of New York, The                          6.06%
                                       One Wall Street
                                       New York, NY 10004
                                       Charles Schwab & Co., Inc.                     5.63%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Citigroup Global Markets Inc.                  5.01%
                                       333 W 34th Street
                                       New York, NY 10001-2402
iShares Dow Jones U.S. Index Fund
                                       National Financial Services LLC               19.31%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Charles Schwab & Co., Inc.                    17.91%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Merrill Lynch, Pierce Fenner & Smith           8.20%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302

                                                                                           PERCENTAGE
                FUND                                        NAME                          OF OWNERSHIP
-----------------------------------    ----------------------------------------------    -------------
                                       Pershing LLC                                           6.54%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399
                                       TD Ameritrade Clearing, Inc.                           5.91%
                                       1005 N. Ameritrade Place
                                       Bellevue, NE 68005
                                       American Enterprise Investment Services Inc.           5.26%
                                       2178 AXP Financial Center
                                       Minneapolis, MN 55474
iShares Dow Jones U.S. Utilities
  Sector Index Fund
                                       Merrill Lynch, Pierce Fenner & Smith                  10.50%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       Charles Schwab & Co., Inc.                            10.48%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Citigroup Global Markets Inc.                         10.24%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       National Financial Services LLC                        9.57%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Bank of New York, The                                  5.79%
                                       One Wall Street
                                       New York, NY 10004
                                       First Clearing, LLC                                    5.62%
                                       901 East Byrd Street
                                       Richmond, VA 23219
iShares FTSE NAREIT
  Industrial/Office Capped Index Fund
                                       Citigroup Global Markets Inc.                         39.19%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       Timber Hill LLC                                       20.61%
                                       2 Pickwick Plaza
                                       2nd Floor
                                       Greenwich, CT 06830
                                       Fortis Clearing Americas LLC                           8.60%
                                       175 W. Jackson Blvd., Suite 400
                                       Chicago, IL 60464
                                       National Financial Services LLC                        6.61%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
iShares FTSE NAREIT Mortgage Plus
  Capped Index Fund

                                                                                     PERCENTAGE
                FUND                                     NAME                       OF OWNERSHIP
-----------------------------------    ----------------------------------------    -------------
                                       Citigroup Global Markets Inc.                    15.28%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       National Financial Services LLC                  14.29%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       TD Ameritrade Clearing, Inc.                      6.95%
                                       1005 N. Ameritrade Place
                                       Bellevue, NE 68005
                                       Wells Fargo Bank, National Association            6.82%
                                       733 Marquette Ave
                                       4th Floor
                                       Minneapolis, MN 55402
                                       Charles Schwab & Co., Inc.                        6.65%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Pershing LLC                                      5.91%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399
                                       Timber Hill LLC                                   5.35%
                                       2 Pickwick Plaza
                                       2nd Floor
                                       Greenwich, CT 06830
                                       Merrill Lynch, Pierce Fenner & Smith              5.14%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
iShares FTSE NAREIT Real Estate 50
  Index Fund
                                       Goldman, Sachs & Co.                             54.67%
                                       30 Hudson Street
                                       16th Floor
                                       Jersey City, NJ 07302
                                       National Financial Services LLC                  16.13%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
iShares FTSE NAREIT Residential
  Plus Capped Index Fund
                                       Timber Hill LLC                                  21.55%
                                       2 Pickwick Plaza
                                       2nd Floor
                                       Greenwich, CT 06830
                                       National Financial Services LLC                  17.02%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281

                                                                                     PERCENTAGE
                 FUND                                     NAME                      OF OWNERSHIP
-------------------------------------    --------------------------------------    -------------
                                         Charles Schwab & Co., Inc.                     11.91%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         First Clearing, LLC                             6.83%
                                         901 East Byrd Street
                                         Richmond, VA 23219
                                         Citigroup Global Markets Inc.                   5.04%
                                         333 W 34th Street
                                         New York, NY 10001-2402
iShares FTSE NAREIT Retail Capped
  Index Fund                             Timber Hill LLC                                72.85%
                                         2 Pickwick Plaza
                                         2nd Floor
                                         Greenwich, CT 06830
                                         National Financial Services LLC                 7.82%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
iShares FTSE EPRA/NAREIT Developed
  Asia Index Fund
                                         Charles Schwab & Co., Inc.                     21.36%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                19.91%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Goldman, Sachs & Co.                           16.36%
                                         30 Hudson Street
                                         16th Floor
                                         Jersey City, NJ 07302
                                         Merrill Lynch, Pierce Fenner & Smith           15.38%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Penson Financial Services, Inc./CDS             6.43%
                                         1700 Pacific Avenue Suite 1400
                                         Dallas, TX 75201
                                         Swiss American Securities Inc.                  5.25%
                                         12 East 49th Street
                                         41st Floor
                                         New York, NY 10017
iShares FTSE EPRA/NAREIT Developed
  Europe Index Fund
                                         Merrill Lynch, Pierce Fenner & Smith           35.62%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302

                                                                                             PERCENTAGE
                 FUND                                         NAME                          OF OWNERSHIP
-------------------------------------    ----------------------------------------------    -------------
                                         Charles Schwab & Co., Inc.                             23.57%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         TD Ameritrade Clearing, Inc.                           15.93%
                                         1005 N. Ameritrade Place
                                         Bellevue, NE 68005
                                         American Enterprise Investment Services Inc.            5.07%
                                         2178 AXP Financial Center
                                         Minneapolis, MN 55474
iShares FTSE EPRA/NAREIT Developed Real
  Estate ex-U.S.
Index Fund
                                         Barclays Global Investors, N.A.                        73.69%
                                         400 Howard Street
                                         San Francisco, CA 94105
                                         Merrill Lynch, Pierce Fenner & Smith                    5.39%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
iShares FTSE EPRA/NAREIT North
  America Index Fund
                                         Fortis Clearing Americas LLC                           62.40%
                                         175 W. Jackson Blvd., Suite 400
                                         Chicago, IL 60464
                                         U.S. Bank N.A.                                         19.66%
                                         1555 North Rivercenter Dr.
                                         Suite 302
                                         Milwaukee, WI 53212
iShares FTSE KLD 400 Social Index Fund
                                         Brown Brothers Harriman & Co.                          18.45%
                                         525 Washington Blvd.
                                         11th Floor
                                         Jersey City, NJ 07310
                                         Charles Schwab & Co., Inc.                             12.84%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                        10.69%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         First Clearing, LLC                                    10.01%
                                         901 East Byrd Street
                                         Richmond, VA 23219
                                         Citigroup Global Markets Inc.                           6.03%
                                         333 W 34th Street
                                         New York, NY 10001-2402

                                                                                             PERCENTAGE
                 FUND                                         NAME                          OF OWNERSHIP
-------------------------------------    ----------------------------------------------    -------------
                                         UBS Financial Services Inc.                            5.56%
                                         1000 Harbor Blvd.
                                         4th Floor
                                         Weehawken, NJ 07087
                                         Bank of America, National Association                  5.27%
                                         411 N. Akard Street
                                         5th Floor
                                         Dallas, TX 75201
iShares FTSE KLD Select Social Index
  Fund
                                         Charles Schwab & Co., Inc.                            13.06%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         Merrill Lynch, Pierce Fenner & Smith                   8.52%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Bank of America, National Association                  7.58%
                                         411 N. Akard Street
                                         5th Floor
                                         Dallas, TX 75201
                                         PNC Bank, National Association                         7.32%
                                         Institutional Service Group
                                         8800 Tinicum Blvd.
                                         Att: Trade Sett. Dept
                                         Philadelphia, PA 19153
                                         Citigroup Global Markets Inc.                          5.79%
                                         333 W 34th Street
                                         New York, NY 10001-2402
                                         National Financial Services LLC                        5.30%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
iShares Morningstar Large Core Index
  Fund
                                         National Financial Services LLC                       16.58%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Pershing LLC                                          11.37%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         Merrill Lynch, Pierce Fenner & Smith                   8.97%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         American Enterprise Investment Services Inc.           7.75%
                                         2178 AXP Financial Center
                                         Minneapolis, MN 55474

                                                                                      PERCENTAGE
               FUND                                      NAME                        OF OWNERSHIP
---------------------------------    -------------------------------------------    -------------
                                     Charles Schwab & Co., Inc.                          5.84%
                                     111 Pavonia Avenue
                                     Jersey City, NJ 07310
                                     Wells Fargo Bank, National Association              5.10%
                                     733 Marquette Ave
                                     4th Floor
                                     Minneapolis, MN 55402
iShares Morningstar Large Growth
  Index Fund
                                     Charles Schwab & Co., Inc.                         18.80%
                                     111 Pavonia Avenue
                                     Jersey City, NJ 07310
                                     Merrill Lynch, Pierce Fenner & Smith               10.83%
                                     Safekeeping
                                     101 Hudson Street
                                     8th Floor
                                     Jersey City, NJ 07302
                                     National Financial Services LLC                     8.55%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     JPMorgan Chase Bank, National Association           8.41%
                                     14201 Dallas Pkwy
                                     12th Floor
                                     Dallas, TX 75240
                                     Pershing LLC                                        6.21%
                                     One Pershing Plaza
                                     Jersey City, NJ 07399
                                     Citigroup Global Markets Inc.                       5.88%
                                     333 W 34th Street
                                     New York, NY 10001-2402
                                     U.S. Bank N.A.                                      5.41%
                                     1555 North Rivercenter Dr.
                                     Suite 302
                                     Milwaukee, WI 53212
iShares Morningstar Large Value
  Index Fund
                                     National Financial Services LLC                    13.66%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     Pershing LLC                                       12.41%
                                     One Pershing Plaza
                                     Jersey City, NJ 07399
                                     Charles Schwab & Co., Inc.                         11.46%
                                     111 Pavonia Avenue
                                     Jersey City, NJ 07310
                                     TD Ameritrade Clearing, Inc.                        6.56%
                                     1005 N. Ameritrade Place
                                     Bellevue, NE 68005

                                                                                             PERCENTAGE
                 FUND                                         NAME                          OF OWNERSHIP
-------------------------------------    ----------------------------------------------    -------------
                                         Merrill Lynch, Pierce Fenner & Smith                   6.55%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         RBC Dominion Securities, Inc.                          6.48%
                                         200 Bay Street, 6th Floor
                                         Royal Bank Plaza North Tower
                                         Toronto, ON M5J 2W7
                                         American Enterprise Investment Services Inc.           5.37%
                                         2178 AXP Financial Center
                                         Minneapolis, MN 55474
iShares Morningstar Mid Core Index
  Fund
                                         National Financial Services LLC                       16.34%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Pershing LLC                                           7.99%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         Charles Schwab & Co., Inc.                             7.65%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         Citigroup Global Markets Inc.                          7.57%
                                         333 W 34th Street
                                         New York, NY 10001-2402
                                         American Enterprise Investment Services Inc.           7.22%
                                         2178 AXP Financial Center
                                         Minneapolis, MN 55474
                                         Merrill Lynch, Pierce Fenner & Smith                   6.90%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Timber Hill LLC                                        6.53%
                                         2 Pickwick Plaza
                                         2nd Floor
                                         Greenwich, CT 06830
iShares Morningstar Mid Growth Index     First Clearing, LLC                                   46.16%
  Fund
                                         901 East Byrd Street
                                         Richmond, VA 23219
                                         National Financial Services LLC                        7.03%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Charles Schwab & Co., Inc.                             5.87%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310

                                                                                             PERCENTAGE
                 FUND                                         NAME                          OF OWNERSHIP
-------------------------------------    ----------------------------------------------    -------------
iShares Morningstar Mid Value Index
  Fund
                                         JPMorgan Chase Bank, National Association              17.33%
                                         14201 Dallas Pkwy
                                         12th Floor
                                         Dallas, TX 75240
                                         Charles Schwab & Co., Inc.                             12.01%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         First Clearing, LLC                                    11.61%
                                         901 East Byrd Street
                                         Richmond, VA 23219
                                         National Financial Services LLC                         9.20%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Citigroup Global Markets Inc.                           5.58%
                                         333 W 34th Street
                                         New York, NY 10001-2402
iShares Morningstar Small Core Index
  Fund
                                         Charles Schwab & Co., Inc.                             13.61%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                        11.99%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Pershing LLC                                            9.12%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         American Enterprise Investment Services Inc.            7.60%
                                         2178 AXP Financial Center
                                         Minneapolis, MN 55474
                                         Merrill Lynch, Pierce Fenner & Smith                    6.94%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         M&I Marshall & Ilsley Bank                              6.69%
                                         11270 W Park Place
                                         7th Floor
                                         Milwaukee, WI 53224
iShares Morningstar Small Growth
  Index Fund
                                         Charles Schwab & Co., Inc.                             14.48%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310

                                                                                        PERCENTAGE
              FUND                                       NAME                          OF OWNERSHIP
--------------------------------    ----------------------------------------------    -------------
                                    Mellon Trust of New England, National                  12.78%
                                    Association
                                    Three Mellon Bank Center
                                    Floor 1533700
                                    Pittsburgh, PA 15259
                                    National Financial Services LLC                         9.96%
                                    200 Liberty Street
                                    5th Floor
                                    New York, NY 10281
                                    American Enterprise Investment Services Inc.            8.31%
                                    2178 AXP Financial Center
                                    Minneapolis, MN 55474
                                    TD Ameritrade Clearing, Inc.                            7.34%
                                    1005 N. Ameritrade Place
                                    Bellevue, NE 68005
                                    Timber Hill LLC                                         6.68%
                                    2 Pickwick Plaza
                                    2nd Floor
                                    Greenwich, CT 06830
                                    Pershing LLC                                            6.22%
                                    One Pershing Plaza
                                    Jersey City, NJ 07399
iShares Morningstar Small Value
  Index Fund
                                    National Financial Services LLC                        12.94%
                                    200 Liberty Street
                                    5th Floor
                                    New York, NY 10281
                                    Charles Schwab & Co., Inc.                              9.48%
                                    111 Pavonia Avenue
                                    Jersey City, NJ 07310
                                    Pershing LLC                                            7.20%
                                    One Pershing Plaza
                                    Jersey City, NJ 07399
                                    Union Bank of California, N.A.                          6.42%
                                    350 California Street
                                    8th Floor
                                    San Francisco, CA 94104
                                    Merrill Lynch, Pierce Fenner & Smith                    6.23%
                                    Safekeeping
                                    101 Hudson Street
                                    8th Floor
                                    Jersey City, NJ 07302
                                    M&I Marshall & Ilsley Bank                              5.83%
                                    11270 W Park Place
                                    7th Floor
                                    Milwaukee, WI 53224
                                    TD Ameritrade Clearing, Inc.                            5.75%
                                    1005 N. Ameritrade Place
                                    Bellevue, NE 68005

Investment Advisory, Administrative and Distribution Services

INVESTMENT ADVISER. BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

For its investment advisory services to the iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and the iShares Dow Jones U.S. Utilities Sector Index Fund, BGFA is paid a management fee based on each Fund's allocable portion of: 0.48% per annum of the aggregate net assets of those Funds less than or equal to $10.0 billion; plus 0.43% per annum of the aggregate net assets of those Funds between $10.0 billion and $20.0 billion; plus 0.38% per annum of the aggregate net assets of those Funds in excess of $20.0 billion.

Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of each Fund), BGFA is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below.

The following table sets forth the management fees paid by each Fund for the fiscal years noted:



                                                                         MANAGEMENT          MANAGEMENT         MANAGEMENT
                                                                         FEES PAID           FEES PAID           FEES PAID
                                                                            FOR                 FOR                 FOR
                                       MANAGEMENT   FUND INCEPTION   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                       FEE           DATE          APRIL 30, 2008      APRIL 30, 2007     APRIL 30, 2006
------------------------------------- ------------ ---------------- ------------------- ------------------- ------------------
iShares Cohen & Steers Realty
Majors Index
 Fund                                      0.35%       01/29/01         $ 7,945,270         $ 9,164,320         $ 5,991,329
iShares Dow Jones EPAC Select
Dividend Index
 Fund                                      0.50%       06/11/07             193,208             N/A                 N/A
iShares Dow Jones Select Dividend          0.40%       11/03/03          29,641,917          28,752,206          27,966,383
  Index Fund
iShares Dow Jones Transportation
Average
 Index Fund                                0.48%       10/06/03           1,817,754           1,830,941           1,087,487
iShares Dow Jones U.S. Aerospace &
Defense
 Index Fund                                0.48%        05/1/06           1,702,017             446,354             N/A
iShares Dow Jones U.S. Basic
Materials Sector
 Index Fund                                0.48%       06/12/00           3,306,300           2,387,487           2,383,861
iShares Dow Jones U.S.
Broker-Dealers Index
 Fund                                      0.48%        05/1/06           1,110,264             455,247             N/A
iShares Dow Jones U.S. Consumer Goods
 Sector Index Fund                         0.48%       06/12/00           1,678,346           1,636,466           2,561,674

                                                                         MANAGEMENT          MANAGEMENT         MANAGEMENT
                                                                         FEES PAID           FEES PAID           FEES PAID
                                                                            FOR                 FOR                 FOR
                                       MANAGEMENT   FUND INCEPTION   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                       FEE           DATE          APRIL 30, 2008      APRIL 30, 2007     APRIL 30, 2006
------------------------------------- ------------ ---------------- ------------------- ------------------- ------------------
iShares Dow Jones U.S. Consumer
Services
 Sector Index Fund                         0.48%       06/12/00          1,159,333           1,331,680           1,465,524
iShares Dow Jones U.S. Energy Sector
Index
 Fund                                      0.48%       06/12/00          5,375,930           4,238,218           4,864,971
iShares Dow Jones U.S. Financial
Sector Index
 Fund                                      0.48%       05/22/00          2,385,114           2,296,093           2,124,027
iShares Dow Jones U.S. Financial
Services Index
 Fund                                      0.48%       06/12/00          1,215,725           1,590,670           1,132,161
iShares Dow Jones U.S. Healthcare
Providers
 Index Fund                                0.48%        05/1/06            761,627             401,029              N/A
iShares Dow Jones U.S. Healthcare
Sector Index
 Fund                                      0.48%       06/12/00          5,052,804           5,911,911           7,782,684
iShares Dow Jones U.S. Home
Construction
 Index Fund                                0.48%        05/1/06            881,305             290,734              N/A
iShares Dow Jones U.S. Industrial
Sector Index
 Fund                                      0.48%       06/12/00          1,701,690           1,429,838           1,456,507
iShares Dow Jones U.S. Insurance           0.48%        05/1/06            178,998             100,775              N/A
  Index Fund
iShares Dow Jones U.S. Medical
Devices Index
 Fund                                      0.48%        05/1/06          1,112,725             259,833              N/A
iShares Dow Jones U.S. Oil Equipment
&
 Services Index Fund                       0.48%        05/1/06          1,162,361             309,440              N/A
iShares Dow Jones U.S. Oil & Gas
Exploration &
 Production Index Fund                     0.48%        05/1/06            727,651             210,569              N/A
iShares Dow Jones U.S.
Pharmaceuticals Index
 Fund                                      0.48%        05/1/06            369,620             248,756              N/A
iShares Dow Jones U.S. Real Estate         0.48%       06/12/00          8,043,386           7,785,351           6,678,636
  Index Fund
iShares Dow Jones U.S. Regional
Banks Index
 Fund                                      0.48%        05/1/06            368,884             125,305              N/A
iShares Dow Jones U.S. Technology
Sector
 Index Fund                                0.48%       05/15/00          4,657,712           3,095,212           2,839,363
iShares Dow Jones U.S.
Telecommunications
 Sector Index Fund                         0.48%       05/22/00          4,301,377           3,990,212           2,958,708
iShares Dow Jones U.S. Index Fund/1/       0.20%       06/12/00          1,275,654           1,082,304             946,372
iShares Dow Jones U.S. Utilities
Sector Index
 Fund                                      0.48%       06/12/00          3,986,113           3,667,925           4,352,060
iShares FTSE NAREIT
Industrial/Office Capped Index
 Fund                                      0.48%       05/01/07             58,450              N/A                 N/A
iShares FTSE NAREIT Mortgage Plus Capped
Index
 Fund                                      0.48%       05/01/07             80,402              N/A                 N/A
iShares FTSE NAREIT Real Estate 50
Index
 Fund                                      0.48%       05/01/07             95,121              N/A                 N/A
iShares FTSE NAREIT Residential Plus
  Capped Index Fund                        0.48%       05/01/07             53,598              N/A                 N/A
iShares FTSE NAREIT Retail Capped Index
 Fund                                      0.48%       05/01/07             52,962              N/A                 N/A
iShares FTSE EPRA/NAREIT Developed Asia
  Index Fund                               0.48%       11/12/07             13,384              N/A                 N/A
iShares FTSE EPRA/NAREIT Developed Europe  0.48%       11/12/07             10,818              N/A                 N/A
  Index Fund
iShares FTSE EPRA/NAREIT Developed Real
Estate
 ex-U.S. Index Fund                        0.48%       11/12/07             28,881              N/A                 N/A
iShares FTSE EPRA/NAREIT North
America
 Index Fund                                0.48%       11/12/07              9,285              N/A                 N/A
iShares FTSE KLD 400 Social Index Fund     0.50%       11/14/06            193,818              60,078              N/A

                                                                         MANAGEMENT          MANAGEMENT         MANAGEMENT
                                                                         FEES PAID           FEES PAID           FEES PAID
                                                                            FOR                 FOR                 FOR
                                       MANAGEMENT   FUND INCEPTION   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                       FEE           DATE          APRIL 30, 2008      APRIL 30, 2007     APRIL 30, 2006
------------------------------------- ------------ ---------------- ------------------- ------------------- ------------------
iShares FTSE KLD Select Social Index       0.50%       01/24/05            564,514            432,012             474,451
  Fund
iShares Morningstar Large Core Index       0.20%       06/28/04            339,528            239,422             158,253
  Fund
iShares Morningstar Large Growth           0.25%       06/28/04          1,036,846            579,056             296,961
  Index Fund
iShares Morningstar Large Value            0.25%       06/28/04            870,611            841,324             247,373
  Index Fund
iShares Morningstar Mid Core Index         0.25%       06/28/04            364,611            289,953             222,426
  Fund
iShares Morningstar Mid Growth Index       0.30%       06/28/04          1,091,422            578,622             294,315
  Fund
iShares Morningstar Mid Value Index        0.30%       06/28/04            468,278            389,094             213,646
  Fund
iShares Morningstar Small Core Index       0.25%       06/28/04            324,966            297,373             137,364
  Fund
iShares Morningstar Small Growth           0.30%       06/28/04            224,448            178,480             121,908
  Index Fund
iShares Morningstar Small Value            0.30%       06/28/04            330,245            303,659             169,885
  Index Fund


-------

/1/ Effective November 15, 2007, the Fund and the Underlying Index changed their names from the iShares Dow Jones U.S. Total Market Index Fund and the Dow Jones U.S. Total Market Index to the iShares Dow Jones U.S. Index Fund and the Dow Jones U.S. Index, respectively.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.


The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.


BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Funds.

PORTFOLIO MANAGERS. The individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below as of April 30, 2008:



DIANE HSIUNG
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               141            $282,298,000,000
Other Pooled Investment Vehicles              N/A                   N/A
Other Accounts                                  5            $    410,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements

GREG SAVAGE
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               141            $282,298,000,000
Other Pooled Investment Vehicles              N/A                   N/A
Other Accounts                                  6            $    410,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements




Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2008:



DIANE HSIUNG
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A



GREG SAVAGE
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

As of April 30, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees" (within the meaning of ERISA Section 401(a)) as so specified under the terms of BGI's compensation deferral plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award was "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options generally vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of April 30, 2008, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:



DIANE HSIUNG
                                                                        DOLLAR RANGE
                                   --------------------------------------------------------------------------------------
                                                              $10,001       $50,001      $100,001      $500,001      OVER
                                    NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                               ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Cohen & Steers Realty         X
  Majors Index Fund

DIANE HSIUNG
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Dow Jones EPAC Select               X
  Dividend Index
 Fund
iShares Dow Jones Select Dividend           X
  Index Fund
iShares Dow Jones Transportation            X
  Average Index
 Fund
iShares Dow Jones U.S. Aerospace &          X
  Defense
 Index Fund
iShares Dow Jones U.S. Basic                X
  Materials Sector
 Index Fund
iShares Dow Jones U.S.                      X
  Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer             X
  Goods Sector
 Index Fund
iShares Dow Jones U.S. Consumer             X
  Services Sector
 Index Fund
iShares Dow Jones U.S. Energy Sector        X
  Index Fund
iShares Dow Jones U.S. Financial            X
  Sector Index
 Fund
iShares Dow Jones U.S. Financial            X
  Services Index
 Fund
iShares Dow Jones U.S. Healthcare           X
  Providers
 Index Fund
iShares Dow Jones U.S. Healthcare           X
  Sector Index
 Fund
iShares Dow Jones U.S. Home                 X
  Construction Index
 Fund
iShares Dow Jones U.S. Industrial           X
  Sector Index
 Fund
iShares Dow Jones U.S. Insurance            X
  Index Fund
iShares Dow Jones U.S. Medical              X
  Devices Index
 Fund
iShares Dow Jones U.S. Oil Equipment        X
  & Services
 Index Fund
iShares Dow Jones U.S. Oil & Gas            X
  Exploration &
 Production Index Fund
iShares Dow Jones U.S.                      X
  Pharmaceuticals Index
 Fund
iShares Dow Jones U.S. Real Estate          X
  Index Fund
iShares Dow Jones U.S. Regional             X
  Banks Index
 Fund
iShares Dow Jones U.S. Technology           X
  Sector Index
 Fund
iShares Dow Jones U.S.                      X
  Telecommunications
 Sector Index Fund
iShares Dow Jones U.S. Index Fund           X
iShares Dow Jones U.S. Utilities            X
  Sector Index Fund
iShares FTSE NAREIT                         X
  Industrial/Office Capped Index Fund
iShares FTSE NAREIT Mortgage Plus Capped    X
  Index Fund
iShares FTSE NAREIT Real Estate 50          X
  Index Fund
iShares FTSE NAREIT Residential Plus
  Capped Index Fund                         X
iShares FTSE NAREIT Retail Capped Index
  Fund                                      X

DIANE HSIUNG
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares FTSE EPRA/NAREIT Developed Asia     X
  Index Fund
iShares FTSE EPRA/NAREIT Developed Europe   X
  Index Fund
iShares FTSE EPRA/NAREIT Developed Real     X
  Estate
 ex-U.S. Index Fund
iShares FTSE EPRA/NAREIT North              X
  America Index
 Fund
iShares FTSE KLD 400 Social Index Fund      X
iShares FTSE KLD Select Social Index        X
  Fund
iShares Morningstar Large Core Index        X
  Fund
iShares Morningstar Large Growth            X
  Index Fund
iShares Morningstar Large Value             X
  Index Fund
iShares Morningstar Mid Core Index          X
  Fund
iShares Morningstar Mid Growth Index        X
  Fund
iShares Morningstar Mid Value Index         X
  Fund
iShares Morningstar Small Core Index        X
  Fund
iShares Morningstar Small Growth            X
  Index Fund
iShares Morningstar Small Value             X
  Index Fund



GREG SAVAGE
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Cohen & Steers Realty              X
  Majors Index Fund
iShares Dow Jones EPAC Select              X
  Dividend Index
 Fund
iShares Dow Jones Select Dividend          X
  Index Fund
iShares Dow Jones Transportation           X
  Average Index
 Fund
iShares Dow Jones U.S. Aerospace &         X
  Defense
 Index Fund
iShares Dow Jones U.S. Basic               X
  Materials Sector
 Index Fund
iShares Dow Jones U.S.                     X
  Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer            X
  Goods Sector
 Index Fund
iShares Dow Jones U.S. Consumer            X
  Services Sector
 Index Fund
iShares Dow Jones U.S. Energy Sector       X
  Index Fund
iShares Dow Jones U.S. Financial           X
  Sector Index
 Fund
iShares Dow Jones U.S. Financial           X
  Services Index
 Fund
iShares Dow Jones U.S. Healthcare          X
  Providers
 Index Fund
iShares Dow Jones U.S. Healthcare          X
  Sector Index
 Fund
iShares Dow Jones U.S. Home                X
  Construction Index
 Fund

GREG SAVAGE
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Dow Jones U.S. Industrial          X
  Sector Index
 Fund
iShares Dow Jones U.S. Insurance           X
  Index Fund
iShares Dow Jones U.S. Medical             X
  Devices Index
 Fund
iShares Dow Jones U.S. Oil Equipment       X
  & Services
 Index Fund
iShares Dow Jones U.S. Oil & Gas           X
  Exploration &
 Production Index Fund
iShares Dow Jones U.S.                     X
  Pharmaceuticals Index
 Fund
iShares Dow Jones U.S. Real Estate         X
  Index Fund
iShares Dow Jones U.S. Regional            X
  Banks Index
 Fund
iShares Dow Jones U.S. Technology          X
  Sector Index
 Fund
iShares Dow Jones U.S.                     X
  Telecommunications
 Sector Index Fund
iShares Dow Jones U.S. Index Fund          X
iShares Dow Jones U.S. Utilities           X
  Sector Index Fund
iShares FTSE NAREIT                        X
  Industrial/Office Capped Index Fund
iShares FTSE NAREIT Mortgage Plus Capped   X
  Index Fund
iShares FTSE NAREIT Real Estate 50         X
  Index Fund
iShares FTSE NAREIT Residential Plus       X
  Capped Index Fund
iShares FTSE NAREIT Retail Capped Index
  Fund                                     X
iShares FTSE EPRA/NAREIT Developed Asia    X
  Index Fund
iShares FTSE EPRA/NAREIT Developed Europe  X
  Index Fund
iShares FTSE EPRA/NAREIT Developed Real    X
  Estate
 ex-U.S. Index Fund
iShares FTSE EPRA/NAREIT North             X
  America Index
 Fund
iShares FTSE KLD 400 Social Index Fund     X
iShares FTSE KLD Select Social Index       X
  Fund
iShares Morningstar Large Core Index       X
  Fund
iShares Morningstar Large Growth           X
  Index Fund
iShares Morningstar Large Value            X
  Index Fund
iShares Morningstar Mid Core Index         X
  Fund
iShares Morningstar Mid Growth Index       X
  Fund
iShares Morningstar Mid Value Index        X
  Fund
iShares Morningstar Small Core Index       X
  Fund
iShares Morningstar Small Growth           X
  Index Fund
iShares Morningstar Small Value            X
  Index Fund



CODES OF ETHICS. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.


ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston,

MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the fiscal years noted:



                                                                   CUSTODY,               CUSTODY,               CUSTODY,
                                                                ADMINISTRATION,        ADMINISTRATION,       ADMINISTRATION,
                                                                TRANSFER AGENCY        TRANSFER AGENCY       TRANSFER AGENCY
                                                                   EXPENSES               EXPENSES               EXPENSES
                                                                  PAID DURING            PAID DURING           PAID DURING
                                                                  FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                   FUND INCEPTION DATE   ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- --------------------- ---------------------- ---------------------- ---------------------
iShares Cohen & Steers Realty
Majors Index
 Fund                                        01/29/01              $115,604               $166,836               $132,407
iShares Dow Jones EPAC Select
Dividend Index
 Fund                                        06/11/07                24,153                  N/A                   N/A
iShares Dow Jones Select Dividend            11/03/03               374,667                455,510                629,705
  Index Fund
iShares Dow Jones Transportation
Average
 Index Fund                                  10/06/03                20,459                 25,250                 14,615
iShares Dow Jones U.S. Aerospace &
Defense
 Index Fund                                  05/01/06                20,488                  8,004                 N/A
iShares Dow Jones U.S. Basic
Materials Sector
 Index Fund                                  06/12/00                37,796                 35,452                 35,287
iShares Dow Jones U.S.
Broker-Dealers Index
 Fund                                        05/01/06                15,133                  8,754                 N/A
iShares Dow Jones U.S. Consumer Goods
 Sector Index Fund                           06/12/00                21,171                 25,169                 38,400
iShares Dow Jones U.S. Consumer
Services
 Sector Index Fund                           06/12/00                17,023                 22,381                 25,810
iShares Dow Jones U.S. Energy Sector
Index
 Fund                                        06/12/00                57,008                 56,777                 63,203
iShares Dow Jones U.S. Financial
Sector Index
 Fund                                        05/22/00                32,369                 37,744                 33,545
iShares Dow Jones U.S. Financial
Services Index
 Fund                                        06/12/00                19,931                 25,720                 20,228
iShares Dow Jones U.S. Healthcare
Providers
 Index Fund                                  05/01/06                10,430                  8,221                 N/A
iShares Dow Jones U.S. Healthcare
Sector Index
 Fund                                        06/12/00                56,933                 79,160                105,853
iShares Dow Jones U.S. Home
Construction
 Index Fund                                  05/01/06                11,142                  5,192                 N/A
iShares Dow Jones U.S. Industrial
Sector Index
 Fund                                        06/12/00                21,443                 23,788                 23,629
iShares Dow Jones U.S. Insurance             05/01/06                 4,728                  3,491                 N/A
  Index Fund

                                                                   CUSTODY,               CUSTODY,               CUSTODY,
                                                                ADMINISTRATION,        ADMINISTRATION,       ADMINISTRATION,
                                                                TRANSFER AGENCY        TRANSFER AGENCY       TRANSFER AGENCY
                                                                   EXPENSES               EXPENSES               EXPENSES
                                                                  PAID DURING            PAID DURING           PAID DURING
                                                                  FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                   FUND INCEPTION DATE   ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- --------------------- ---------------------- ---------------------- ---------------------
iShares Dow Jones U.S. Medical
Devices Index
 Fund                                        05/01/06               14,574                  6,605                  N/A
iShares Dow Jones U.S. Oil Equipment
&
 Services Index Fund                         05/01/06               14,574                  7,154                  N/A
iShares Dow Jones U.S. Oil & Gas
Exploration &
 Production Index Fund                       05/01/06                9,779                  5,908                  N/A
iShares Dow Jones U.S.
Pharmaceuticals Index
 Fund                                        05/01/06                6,743                  6,131                  N/A
iShares Dow Jones U.S. Real Estate           06/12/00               88,527                 91,319                 89,357
  Index Fund
iShares Dow Jones U.S. Regional
Banks Index
 Fund                                        05/01/06               10,540                  7,044                  N/A
iShares Dow Jones U.S. Technology
Sector
 Index Fund                                  05/15/00               52,142                 44,108                 40,735
iShares Dow Jones U.S.
Telecommunications
 Sector Index Fund                           05/22/00               47,562                 56,181                 38,449
iShares Dow Jones U.S. Index Fund/1/         06/12/00               42,863                 42,256                 48,785
iShares Dow Jones U.S. Utilities
Sector Index
 Fund                                        06/12/00               46,561                 52,508                 62,195
iShares FTSE NAREIT
Industrial/Office Capped Index
 Fund                                        05/01/07                2,141                   N/A                   N/A
iShares FTSE NAREIT Mortgage Plus Capped
Index
 Fund                                        05/01/07                3,049                   N/A                   N/A
iShares FTSE NAREIT Real Estate 50
Index
 Fund                                        05/01/07                4,122                   N/A                   N/A
iShares FTSE NAREIT Residential Plus Capped  05/01/07                1,727                   N/A                   N/A
  Index Fund
iShares FTSE NAREIT Retail Capped Index Fund 05/01/07                1,593                   N/A                   N/A
iShares FTSE EPRA/NAREIT Developed Asia      11/12/07                1,679                   N/A                   N/A
 Index Fund
iShares FTSE EPRA/NAREIT Developed Europe    11/12/07                1,802                   N/A                   N/A
  Index Fund
iShares FTSE EPRA/NAREIT Developed Real
Estate
 ex-U.S. Index Fund                          11/12/07                3,639                   N/A                   N/A
iShares FTSE EPRA/NAREIT North
America
 Index Fund                                  11/12/07                1,167                   N/A                   N/A
iShares FTSE KLD 400 Social Index Fund       11/14/06                6,519                  2,428                  N/A
iShares FTSE KLD Select Social Index         01/24/05               11,722                 11,740                 15,277
  Fund
iShares Morningstar Large Core Index         06/28/04               13,400                 11,945                 11,375
  Fund
iShares Morningstar Large Growth             06/28/04               24,904                 18,662                 13,442
  Index Fund
iShares Morningstar Large Value              06/28/04               22,933                 26,991                 13,062
  Index Fund
iShares Morningstar Mid Core Index           06/28/04               20,061                 17,984                 18,821
  Fund
iShares Morningstar Mid Growth Index         06/28/04               33,938                 23,823                 24,138
  Fund
iShares Morningstar Mid Value Index          06/28/04               18,269                 19,764                 22,807
  Fund
iShares Morningstar Small Core Index         06/28/04               20,830                 21,266                 21,926
  Fund
iShares Morningstar Small Growth             06/28/04               15,041                 13,289                 19,388
  Index Fund
iShares Morningstar Small Value              06/28/04               23,136                 17,802                 23,473
  Index Fund


-------

/1/ Effective November 15, 2007, the Fund and the Underlying Index changed their names from the iShares Dow Jones U.S. Total Market Index Fund and the Dow Jones U.S. Total Market Index to the iShares Dow Jones U.S. Index Fund and the Dow Jones U.S. Index Fund, respectively.

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution

Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants (as defined below) and/or Investor Services Organizations.


BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.


The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:



                                                            COMPENSATION           COMPENSATION           COMPENSATION
                                                             PAID DURING            PAID DURING           PAID DURING
                                       FUND INCEPTION        FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                        DATE        ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- ---------------- ---------------------- ---------------------- ---------------------
iShares Cohen & Steers Realty
Majors Index
 Fund                                     01/29/01             $50,534                $45,999               $38,593
iShares Dow Jones EPAC Select
Dividend Index
 Fund                                     06/11/07              41,758                  N/A                   N/A
iShares Dow Jones Select Dividend         11/03/03              50,534                 45,999                38,593
  Index Fund
iShares Dow Jones Transportation
Average
 Index Fund                               10/06/03              50,534                 45,999                38,593
iShares Dow Jones U.S. Aerospace &
Defense
 Index Fund                               05/01/06              50,534                 45,999                 N/A
iShares Dow Jones U.S. Basic
Materials Sector
 Index Fund                               06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S.
Broker-Dealers Index
 Fund                                     05/01/06              50,534                 45,999                 N/A
iShares Dow Jones U.S. Consumer Goods
 Sector Index Fund                        06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Consumer
Services
 Sector Index Fund                        06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Energy Sector
Index
 Fund                                     06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Financial
Sector Index
 Fund                                     05/22/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Financial
Services Index
 Fund                                     06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Healthcare
Providers
 Index Fund                               05/01/06              50,534                 45,999                 N/A
iShares Dow Jones U.S. Healthcare
Sector Index
 Fund                                     06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Home
Construction
 Index Fund                               05/01/06              50,534                 45,999                 N/A

                                                            COMPENSATION           COMPENSATION           COMPENSATION
                                                             PAID DURING            PAID DURING           PAID DURING
                                       FUND INCEPTION        FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                        DATE        ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- ---------------- ---------------------- ---------------------- ---------------------
iShares Dow Jones U.S. Industrial
Sector Index
 Fund                                     06/12/00             50,534                 45,999                 38,593
iShares Dow Jones U.S. Insurance          05/01/06             50,534                 45,999                  N/A
  Index Fund
iShares Dow Jones U.S. Medical
Devices Index
 Fund                                     05/01/06             50,534                 45,999                  N/A
iShares Dow Jones U.S. Oil Equipment
&
 Services Index Fund                      05/01/06             50,534                 45,999                  N/A
iShares Dow Jones U.S. Oil & Gas
Exploration &
 Production Index Fund                    05/01/06             50,534                 45,999                  N/A
iShares Dow Jones U.S.
Pharmaceuticals Index
 Fund                                     05/01/06             50,534                 45,999                  N/A
iShares Dow Jones U.S. Real Estate        06/12/00             50,534                 45,999                 38,593
  Index Fund
iShares Dow Jones U.S. Regional
Banks Index
 Fund                                     05/01/06             50,534                 45,999                  N/A
iShares Dow Jones U.S. Technology
Sector
 Index Fund                               05/15/00             50,534                 45,999                 38,593
iShares Dow Jones U.S.
Telecommunications
 Sector Index Fund                        05/22/00             50,534                 45,999                 38,593
iShares Dow Jones U.S. Index Fund/1/      06/12/00             50,534                 45,999                 38,593
iShares Dow Jones U.S. Utilities
Sector Index
 Fund                                     06/12/00             50,534                 45,999                 38,593
iShares FTSE NAREIT
Industrial/Office Capped Index
 Fund                                     05/01/07             50,534                   N/A                   N/A
iShares FTSE NAREIT Mortgage Plus Capped
Index
 Fund                                     05/01/07             50,534                   N/A                   N/A
iShares FTSE NAREIT Real Estate 50
Index
 Fund                                     05/01/07             50,534                   N/A                   N/A
iShares FTSE NAREIT Residential Plus      05/01/07             50,534                   N/A                   N/A
  Capped Index Fund
iShares FTSE NAREIT Retail Capped Index
  Fund                                    05/01/07             50,534                   N/A                   N/A
iShares FTSE EPRA/NAREIT Developed Asia   11/12/07             20,067                   N/A                   N/A
  Index Fund
iShares FTSE EPRA/NAREIT Developed Europe 11/12/07             20,067                   N/A                   N/A
  Index Fund
iShares FTSE EPRA/NAREIT Developed Real
Estate
 ex-U.S. Index Fund                       11/12/07             20,067                   N/A                   N/A
iShares FTSE EPRA/NAREIT North America    11/12/07             20,067                   N/A                   N/A
  Index Fund
iShares FTSE KLD 400 Social Index Fund    11/14/06             50,534                 20,500                  N/A
iShares FTSE KLD Select Social Index      01/24/05             50,534                 45,999                 38,593
  Fund
iShares Morningstar Large Core Index      06/28/04             50,534                 45,999                 38,593
  Fund
iShares Morningstar Large Growth          06/28/04             50,534                 45,999                 38,593
  Index Fund
iShares Morningstar Large Value           06/28/04             50,534                 45,999                 38,593
  Index Fund
iShares Morningstar Mid Core Index        06/28/04             50,534                 45,999                 38,593
  Fund
iShares Morningstar Mid Growth Index      06/28/04             50,534                 45,999                 38,593
  Fund
iShares Morningstar Mid Value Index       06/28/04             50,534                 45,999                 38,593
  Fund
iShares Morningstar Small Core Index      06/28/04             50,534                 45,999                 38,593
  Fund
iShares Morningstar Small Growth          06/28/04             50,534                 45,999                 38,593
  Index Fund
iShares Morningstar Small Value           06/28/04             50,534                 45,999                 38,593
  Index Fund


-------

/1/ Effective November 15, 2007, the Fund and the Underlying Index changed their names from the iShares Dow Jones U.S. Total Market Index Fund and the Dow Jones U.S. Total Market Index to the iShares Dow Jones U.S. Index Fund and the Dow Jones U.S. Index Fund, respectively.

INDEX PROVIDERS. Each Fund is based upon a particular index compiled by one of the following Index Providers: Dow Jones & Company, Cohen & Steers, Morningstar, KLD and FTSE. Dow Jones maintains and calculates the Morningstar Indexes for

Morningstar pursuant to contractual agreements. None of the Index Providers is affiliated with the Funds or with BGI or BGI's affiliates. BGI has entered into license agreements with the Index Providers to use the Underlying Indexes. BGI is sub-licensing rights in the Underlying Indexes to the Trust at no charge.

Brokerage Transactions
BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.


The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods:



                                                                  COMMISSIONS            COMMISSIONS           COMMISSIONS
                                                                  PAID DURING            PAID DURING           PAID DURING
                                                                  FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                   FUND INCEPTION DATE   ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- --------------------- ---------------------- ---------------------- ---------------------
iShares Cohen & Steers Realty
Majors Index
 Fund                                        01/29/01             $  228,696              $ 400,805             $  325,881
iShares Dow Jones EPAC Select
Dividend Index
 Fund                                        06/11/07                 26,152                 N/A                   N/A
iShares Dow Jones Select Dividend            11/03/03              1,508,010                476,428              1,083,270
  Index Fund
iShares Dow Jones Transportation
Average
 Index Fund                                  10/06/03                 33,193                 29,677                 20,296
iShares Dow Jones U.S. Aerospace &
Defense
 Index Fund                                  05/01/06                 63,177                 23,956                N/A
iShares Dow Jones U.S. Basic
Materials Sector
 Index Fund                                  06/12/00                 18,189                 52,023                 18,197
iShares Dow Jones U.S.
Broker-Dealers Index
 Fund                                        05/01/06                 55,411                 27,147                N/A
iShares Dow Jones U.S. Consumer Goods
 Sector Index Fund                           06/12/00                  9,646                  8,879                 18,371
iShares Dow Jones U.S. Consumer
Services
 Sector Index Fund                           06/12/00                 12,515                  5,352                 11,686
iShares Dow Jones U.S. Energy Sector
Index
 Fund                                        06/12/00                 12,054                 39,714                 10,953
iShares Dow Jones U.S. Financial
Sector Index
 Fund                                        05/22/00                 23,431                 37,253                 13,680
iShares Dow Jones U.S. Financial
Services Index
 Fund                                        06/12/00                 21,007                 21,510                  9,635
iShares Dow Jones U.S. Healthcare
Providers
 Index Fund                                  05/01/06                 15,688                 25,447                N/A
iShares Dow Jones U.S. Healthcare
Sector Index
 Fund                                        06/12/00                 26,751                 46,004                 48,753
iShares Dow Jones U.S. Home
Construction
 Index Fund                                  05/01/06                205,985                 20,175                N/A

                                                                  COMMISSIONS            COMMISSIONS           COMMISSIONS
                                                                  PAID DURING            PAID DURING           PAID DURING
                                                                  FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                   FUND INCEPTION DATE   ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- --------------------- ---------------------- ---------------------- ---------------------
iShares Dow Jones U.S. Industrial
Sector Index
 Fund                                        06/12/00                10,204                  9,678                10,572
iShares Dow Jones U.S. Insurance             05/01/06                 2,651                    722                 N/A
  Index Fund
iShares Dow Jones U.S. Medical
Devices Index
 Fund                                        05/01/06                46,235                  9,608                 N/A
iShares Dow Jones U.S. Oil Equipment
&
 Services Index Fund                         05/01/06                28,215                  7,082                 N/A
iShares Dow Jones U.S. Oil & Gas
Exploration &
 Production Index Fund                       05/01/06                11,510                  8,764                 N/A
iShares Dow Jones U.S.
Pharmaceuticals Index
 Fund                                        05/01/06                10,375                 15,030                 N/A
iShares Dow Jones U.S. Real Estate           06/12/00               126,945                307,570               175,829
  Index Fund
iShares Dow Jones U.S. Regional
Banks Index
 Fund                                        05/01/06                14,272                  2,943                 N/A
iShares Dow Jones U.S. Technology
Sector
 Index Fund                                  05/15/00                38,957                 31,332                25,906
iShares Dow Jones U.S.
Telecommunications
 Sector Index Fund                           05/22/00               482,143                130,797               174,008
iShares Dow Jones U.S. Index Fund/1/         06/12/00                27,144                 14,951                17,475
iShares Dow Jones U.S. Utilities
Sector Index
 Fund                                        06/12/00                38,574                 34,256                35,305
iShares FTSE NAREIT
Industrial/Office Capped Index
 Fund                                        05/01/07                 1,341                  N/A                   N/A
iShares FTSE NAREIT Mortgage Plus Capped
Index
 Fund                                        05/01/07                19,901                  N/A                   N/A
iShares FTSE NAREIT Real Estate 50
Index
 Fund                                        05/01/07                 1,764                  N/A                   N/A
iShares FTSE NAREIT Residential Plus Capped  05/01/07                 2,142                  N/A                   N/A
  Index Fund
iShares FTSE NAREIT Retail Capped Index Fund 05/01/07                   426                  N/A                   N/A
iShares FTSE EPRA/NAREIT Developed Asia      11/12/07                   141                  N/A                   N/A
  Index Fund
iShares FTSE EPRA/NAREIT Developed Europe    11/12/07                   120                  N/A                   N/A
  Index Fund
iShares FTSE EPRA/NAREIT Developed Real
Estate
 ex-U.S. Index Fund                          11/12/07                   539                  N/A                   N/A
iShares FTSE EPRA/NAREIT North
America
 Index Fund                                  11/12/07                   266                  N/A                   N/A
iShares FTSE KLD 400 Social Index Fund       11/14/06                   983                    710                 N/A
iShares FTSE KLD Select Social Index         01/24/05                18,474                 26,453                39,833
  Fund
iShares Morningstar Large Core Index         06/28/04                19,622                 27,644                 5,289
  Fund
iShares Morningstar Large Growth             06/28/04                39,375                 33,343                14,194
  Index Fund
iShares Morningstar Large Value              06/28/04                41,267                 50,456                 9,167
  Index Fund
iShares Morningstar Mid Core Index           06/28/04                34,521                 47,533                15,308
  Fund
iShares Morningstar Mid Growth Index         06/28/04                60,833                 70,384                15,672
  Fund
iShares Morningstar Mid Value Index          06/28/04                27,441                 43,758                11,971
  Fund
iShares Morningstar Small Core Index         06/28/04                72,954                103,321                32,676
  Fund
iShares Morningstar Small Growth             06/28/04                27,865                 40,285                19,130
  Index Fund
iShares Morningstar Small Value              06/28/04                68,568                 64,861                15,750
  Index Fund


-------

/1/ Effective November 15, 2007, the Fund and the Underlying Index changed their names from the iShares Dow Jones U.S. Total Market Index Fund and the Dow Jones U.S. Total Market Index to the iShares Dow Jones U.S. Index Fund and the Dow Jones U.S. Index Fund, respectively.

The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's fiscal year ended April 30, 2008:




                                                                              MARKET VALUE
FUND                                    ISSUER                                OF INVESTMENT
-------------------------------------   ---------------------------------   ----------------
iShares Dow Jones U.S.                  Goldman Sachs Group, Inc. (The)      $  23,368,573
  Broker-Dealers Index Fund
                                        Morgan Stanley                          21,661,312
                                        Merrill Lynch & Co., Inc.               19,804,236
                                        Lehman Brothers Holdings, Inc.          17,562,749
                                        Jefferies Group Inc.                     7,439,386
iShares Dow Jones U.S. Financial        Bank of America Corp.                $  36,209,507
  Services Index Fund
                                        JPMorgan Chase & Co.                    34,577,127
                                        Citigroup Inc.                          28,215,244
                                        Goldman Sachs Group, Inc. (The)         14,783,715
                                        Morgan Stanley                          10,509,653
                                        Merrill Lynch & Co., Inc.                9,768,275
                                        Lehman Brothers Holdings, Inc.           5,050,881
                                        Jefferies Group Inc.                       440,785
iShares Dow Jones U.S. Financial        Bank of America Corp.                $  46,880,590
  Sector Index Fund
                                        JPMorgan Chase & Co.                    44,765,746
                                        Citigroup Inc.                          36,526,168
                                        Goldman Sachs Group, Inc. (The)         19,128,388
                                        Morgan Stanley                          13,596,628
                                        Merrill Lynch & Co., Inc.               12,643,167
                                        Lehman Brothers Holdings, Inc.           6,533,761
                                        Jefferies Group Inc.                       559,225
iShares Dow Jones Select Dividend       Bank of America Corp.                $ 126,285,836
  Index Fund
                                        JPMorgan Chase & Co.                    92,847,121
                                        Citigroup Inc.                          89,967,998
iShares Dow Jones U.S. Index Fund       Bank of America Corp.                $   6,852,965
                                        JPMorgan Chase & Co.                     6,537,008
                                        Citigroup Inc.                           5,337,908
                                        Goldman Sachs Group, Inc. (The)          2,803,570
                                        Morgan Stanley                           1,993,864
                                        Merrill Lynch & Co, Inc.                 1,855,869
                                        Lehman Brothers Holdings, Inc.             964,078
                                        Jefferies Group Inc.                        89,751
iShares Morningstar Large Core Index    Morgan Stanley                       $   2,304,126
  Fund
                                        Merrill Lynch & Co., Inc.                2,146,726
                                        Lehman Brothers Holdings, Inc.           1,106,929
iShares Morningstar Large Growth        Goldman Sachs Group, Inc. (The)      $   9,868,951
  Index Fund
iShares Morningstar Large Value         Bank of America Corp.                $  13,453,135
  Index Fund
                                        JPMorgan Chase & Co.                    12,846,202
                                        Citigroup Inc.                          10,481,668
iShares Morningstar Mid Core Index      Jefferies Group Inc.                 $     256,714
  Fund
iShares Morningstar Mid Value Index     Citigroup Inc.                       $      73,256
  Fund
iShares FTSE KLD Select Social Index    Bank of America Corp.                $   1,822,492
  Fund
                                        Goldman Sachs Group, Inc. (The)            860,974
                                        Merrill Lynch & Co., Inc.                  490,078

                                                                        MARKET VALUE
FUND                                     ISSUER                         OF INVESTMENT
--------------------------------------   ---------------------------   --------------
iShares FTSE KLD 400 Social Index Fund   JPMorgan Chase & Co.            $1,571,163
                                         Merrill Lynch & Co., Inc.          469,947



The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.


Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.


The table below sets forth the portfolio turnover rates of each Fund for the periods noted:



FUND                                      FISCAL YEAR ENDED 4/30/2008      FISCAL YEAR ENDED 4/30/2007
-------------------------------------    -----------------------------    ----------------------------
iShares Cohen & Steers Realty                           9%                              14%
  Majors Index Fund
iShares Dow Jones EPAC Select                          42%                            N/A
  Dividend Index Fund
iShares Dow Jones Select Dividend                      20%                               6%
  Index Fund
iShares Dow Jones Transportation                        9%                               8%
  Average Index Fund
iShares Dow Jones U.S. Aerospace &                     21%                              20%
  Defense Index Fund
iShares Dow Jones U.S. Basic                            4%                              13%
  Materials Sector Index Fund
iShares Dow Jones U.S.                                 73%                              44%
  Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer                         5%                               5%
  Goods Sector Index Fund
iShares Dow Jones U.S. Consumer                         6%                               7%
  Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector                    2%                               6%
  Index Fund
iShares Dow Jones U.S. Financial                        6%                              10%
  Sector Index Fund
iShares Dow Jones U.S. Financial                        9%                               9%
  Services Index Fund
iShares Dow Jones U.S. Healthcare                      14%                              51%
  Providers Index Fund
iShares Dow Jones U.S. Healthcare                       5%                               5%
  Sector Index Fund
iShares Dow Jones U.S. Home                            34%                              21%
  Construction Index Fund
iShares Dow Jones U.S. Industrial                       4%                               4%
  Sector Index Fund
iShares Dow Jones U.S. Insurance                       10%                              12%
  Index Fund
iShares Dow Jones U.S. Medical                         30%                              23%
  Devices Index Fund
iShares Dow Jones U.S. Oil Equipment                   21%                              12%
  & Services Index Fund
iShares Dow Jones U.S. Oil & Gas
Exploration & Production Index
 Fund                                                  15%                              21%
iShares Dow Jones U.S.                                 21%                              21%
  Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate                      7%                              29%
  Index Fund
iShares Dow Jones U.S. Regional                        14%                              13%
  Banks Index Fund
iShares Dow Jones U.S. Technology                       5%                               6%
  Sector Index Fund
iShares Dow Jones U.S.                                 35%                              12%
Telecommunications Sector Index
  Fund
iShares Dow Jones U.S. Index Fund                       4%                               4%
iShares Dow Jones U.S. Utilities                        7%                               5%
  Sector Index Fund
iShares FTSE NAREIT                                    11%                            N/A
  Industrial/Office Capped Index Fund
iShares FTSE NAREIT Mortgage Plus Capped               42%                            N/A
  Index Fund

FUND                                      FISCAL YEAR ENDED 4/30/2008      FISCAL YEAR ENDED 4/30/2007
-------------------------------------    -----------------------------    ----------------------------
iShares FTSE NAREIT Real Estate 50                      9%                            N/A
  Index Fund
iShares FTSE NAREIT Residential Plus Capped            18%                            N/A
  Index Fund
iShares FTSE NAREIT Retail Capped Index Fund            4%                            N/A
iShares FTSE EPRA/NAREIT Developed Asia Index           2%                            N/A
  Fund
iShares FTSE EPRA/NAREIT Developed Europe               1%                            N/A
  Index Fund
iShares FTSE EPRA/NAREIT Developed Real                 2%                            N/A
  Estate ex-U.S. Index Fund
iShares FTSE EPRA/NAREIT North                          3%                            N/A
  America Index Fund
iShares FTSE KLD 400 Social Index Fund                  5%                              4%
iShares FTSE KLD Select Social Index                    29%                             46%
  Fund
iShares Morningstar Large Core Index                   35%                             39%
  Fund
iShares Morningstar Large Growth                       31%                             28%
  Index Fund
iShares Morningstar Large Value                        23%                             22%
  Index Fund
iShares Morningstar Mid Core Index                     53%                             53%
  Fund
iShares Morningstar Mid Growth Index                   34%                             50%
  Fund
iShares Morningstar Mid Value Index                    37%                             43%
  Fund
iShares Morningstar Small Core Index                   62%                             73%
  Fund
iShares Morningstar Small Growth                       59%                             59%
  Index Fund
iShares Morningstar Small Value                        66%                             56%
  Index Fund



Additional Information Concerning the Trust
SHARES. The Trust currently consists of more than 130 separate investment portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a PRO RATA interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE TRUST OR A FUND. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, AMEX and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").


Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.


Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units
GENERAL. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (I.E., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

For certain Funds, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the cash component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in-lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a "cash-in-lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a "Participating Party," I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see the BOOK-ENTRY ONLY SYSTEM section), and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. Each of the iShares Dow Jones EPAC Select Dividend Index Fund, iShares FTSE EPRA/NAREIT Developed Asia Index Fund, iShares FTSE EPRA/NAREIT Developed Europe Index Fund, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund and iShares FTSE EPRA/NAREIT North America Index Fund is hereinafter referred to as a "Foreign Fund." All other Funds discussed in this SAI are hereinafter referred to as "Domestic Funds." Orders to create Creation Units of the Foreign Funds cannot be placed through the Clearing Process. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (E.G., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Those placing orders for Creation Units of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
 The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
 Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern Time, on the "Settlement Date." The Settlement Date is typically the third Business Day following the Transmittal Date. However, the Settlement Date for certain Funds is the second Business Day following the Transmittal Date and each Fund reserves the right to settle transactions on a basis other than T+2. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern Time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern Time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Creation Units of funds based on domestic indexes may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, which BGFA may change from time to time, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit") with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern Time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which BGFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern Time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

PLACEMENT OF CREATION ORDERS FOR FOREIGN FUNDS. For each Foreign Fund, State Street shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

To the extent contemplated by the applicable Participant Agreement, Creation Units of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (I.E., three Business Days after trade date). However, as discussed in Regular Holidays, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (I.E., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.


All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.


CREATION TRANSACTION FEE. A purchase transaction fee is imposed for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard creation transaction fees and maximum additional variable charges:



                                           STANDARD CREATION       MAXIMUM ADDITIONAL
FUND                                        TRANSACTION FEE         VARIABLE CHARGE*
-------------------------------------     -------------------     -------------------
iShares Cohen & Steers Realty                    $  250                    3.0%
  Majors Index Fund
iShares Dow Jones EPAC Select                     2,000                    3.0%
  Dividend Index Fund
iShares Dow Jones Select Dividend                   250                    3.0%
  Index Fund
iShares Dow Jones Transportation                    200                    3.0%
  Average Index Fund
iShares Dow Jones U.S. Aerospace &                  200                    3.0%
  Defense Index Fund
iShares Dow Jones U.S. Basic                        500                    3.0%
  Materials Sector Index Fund
iShares Dow Jones U.S.                              200                    3.0%
  Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer                     500                    3.0%
  Goods Sector Index Fund
iShares Dow Jones U.S. Consumer                     500                    3.0%
  Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector                500                    3.0%
  Index Fund
iShares Dow Jones U.S. Financial                    500                    3.0%
  Sector Index Fund
iShares Dow Jones U.S. Financial                    500                    3.0%
  Services Index Fund
iShares Dow Jones U.S. Healthcare                   400                    3.0%
  Providers Index Fund
iShares Dow Jones U.S. Healthcare                   500                    3.0%
  Sector Index Fund
iShares Dow Jones U.S. Home                         200                    3.0%
  Construction Index Fund
iShares Dow Jones U.S. Industrial                   500                    3.0%
  Sector Index Fund
iShares Dow Jones U.S. Insurance                    500                    3.0%
  Index Fund
iShares Dow Jones U.S. Medical                      400                    3.0%
  Devices Index Fund
iShares Dow Jones U.S. Oil Equipment                450                    3.0%
  & Services Index Fund
iShares Dow Jones U.S. Oil & Gas                    350                    3.0%
  Exploration & Production Index Fund
iShares Dow Jones U.S.                              300                    3.0%
  Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate                  500                    3.0%
  Index Fund
iShares Dow Jones U.S. Regional                     500                    3.0%
  Banks Index Fund
iShares Dow Jones U.S. Technology                   500                    3.0%
  Sector Index Fund
iShares Dow Jones U.S.                              250                    3.0%
Telecommunications Sector Index
  Fund
iShares Dow Jones U.S. Index Fund                   500                    3.0%
iShares Dow Jones U.S. Utilities                    500                    3.0%
  Sector Index Fund
iShares FTSE NAREIT                                 250                    3.0%
  Industrial/Office Capped Index Fund
iShares FTSE NAREIT Mortgage Plus Capped            250                    3.0%
  Index Fund
iShares FTSE NAREIT Real Estate 50                  400                    3.0%
  Index Fund
iShares FTSE NAREIT Residential Plus Capped         200                    3.0%
  Index Fund
iShares FTSE NAREIT Retail Capped Index Fund        250                    3.0%
iShares FTSE EPRA/NAREIT Developed Asia Index     3,000                    3.0%
  Fund
iShares FTSE EPRA/NAREIT Developed Europe         2,700                    3.0%
  Index Fund
iShares FTSE EPRA/NAREIT Developed Real           4,000                    3.0%
  Estate ex-U.S Index Fund
iShares FTSE EPRA/NAREIT North                      650                    3.0%
  America Index Fund
iShares FTSE KLD 400 Social Index Fund              500                    3.0%
iShares FTSE KLD Select Social Index                500                    3.0%
  Fund
iShares Morningstar Large Core Index                300                    3.0%
  Fund
iShares Morningstar Large Growth                    300                    3.0%
  Index Fund
iShares Morningstar Large Value                     300                    3.0%
  Index Fund
iShares Morningstar Mid Core Index                  500                    3.0%
  Fund
iShares Morningstar Mid Growth Index                500                    3.0%
  Fund
iShares Morningstar Mid Value Index                 500                    3.0%
  Fund
iShares Morningstar Small Core Index                500                    3.0%
  Fund
iShares Morningstar Small Growth                    500                    3.0%
  Index Fund

                                      STANDARD CREATION      MAXIMUM ADDITIONAL
FUND                                   TRANSACTION FEE        VARIABLE CHARGE*
--------------------------------     ------------------     --------------------
iShares Morningstar Small Value             500                      3.0%
  Index Fund



-------
*     As a percentage of the amount invested.

REDEMPTION OF SHARES IN CREATION UNITS. Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund's NAV is not reasonably practicable or (iv) in such other circumstances as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash in lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. The redemption transaction fees for redemptions in-kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard redemption transaction fees and maximum additional variable charges:

                                           STANDARD REDEMPTION      MAXIMUM ADDITIONAL
FUND                                         TRANSACTION FEE         VARIABLE CHARGE*
-------------------------------------     --------------------     --------------------
iShares Cohen & Steers Realty                    $  250                     2.0%
  Majors Index Fund
iShares Dow Jones EPAC Select                     2,000                     2.0%
  Dividend Index Fund
iShares Dow Jones Select Dividend                   250                     2.0%
  Index Fund
iShares Dow Jones Transportation                    200                     2.0%
  Average Index Fund
iShares Dow Jones U.S. Aerospace &                  200                     2.0%
  Defense Index Fund
iShares Dow Jones U.S. Basic                        500                     2.0%
  Materials Sector Index Fund
iShares Dow Jones U.S.                              200                     2.0%
  Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer                     500                     2.0%
  Goods Sector Index Fund
iShares Dow Jones U.S. Consumer                     500                     2.0%
  Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector                500                     2.0%
  Index Fund
iShares Dow Jones U.S. Financial                    500                     2.0%
  Sector Index Fund
iShares Dow Jones U.S. Financial                    500                     2.0%
  Services Index Fund
iShares Dow Jones U.S. Healthcare                   400                     2.0%
  Providers Index Fund
iShares Dow Jones U.S. Healthcare                   500                     2.0%
  Sector Index Fund
iShares Dow Jones U.S. Home                         200                     2.0%
  Construction Index Fund
iShares Dow Jones U.S. Industrial                   500                     2.0%
  Sector Index Fund
iShares Dow Jones U.S. Insurance                    500                     2.0%
  Index Fund
iShares Dow Jones U.S. Medical                      400                     2.0%
  Devices Index Fund
iShares Dow Jones U.S. Oil Equipment                450                     2.0%
  & Services Index Fund
iShares Dow Jones U.S. Oil & Gas                    350                     2.0%
  Exploration & Production Index Fund
iShares Dow Jones U.S.                              300                     2.0%
  Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate                  500                     2.0%
  Index Fund
iShares Dow Jones U.S. Regional                     500                     2.0%
  Banks Index Fund
iShares Dow Jones U.S. Technology                   500                     2.0%
  Sector Index Fund
iShares Dow Jones U.S.                              250                     2.0%
Telecommunications Sector Index
  Fund
iShares Dow Jones U.S. Index Fund                   500                     2.0%
iShares Dow Jones U.S. Utilities                    500                     2.0%
  Sector Index Fund
iShares FTSE NAREIT                                 250                     2.0%
  Industrial/Office Capped Index Fund
iShares FTSE NAREIT Mortgage Plus Capped            250                     2.0%
  Index Fund
iShares FTSE NAREIT Real Estate 50                  400                     2.0%
  Index Fund
iShares FTSE NAREIT Residential Plus Capped         200                     2.0%
  Index Fund
iShares FTSE NAREIT Retail Capped Index Fund        250                     2.0%
iShares FTSE EPRA/NAREIT Developed Asia Index     3,000                     2.0%
  Fund
iShares FTSE EPRA/NAREIT Developed Europe         2,700                     2.0%
  Index Fund
iShares FTSE EPRA/NAREIT Developed Real           4,000                     2.0%
  Estate ex-U.S. Index Fund
iShares FTSE EPRA/NAREIT North                      650                     2.0%
  America Index Fund
iShares FTSE KLD 400 Social Index Fund              500                     2.0%
iShares FTSE KLD Select Social Index                500                     2.0%
  Fund
iShares Morningstar Large Core Index                300                     2.0%
  Fund
iShares Morningstar Large Growth                    300                     2.0%
  Index Fund
iShares Morningstar Large Value                     300                     2.0%
  Index Fund
iShares Morningstar Mid Core Index                  500                     2.0%
  Fund
iShares Morningstar Mid Growth Index                500                     2.0%
  Fund
iShares Morningstar Mid Value Index                 500                     2.0%
  Fund
iShares Morningstar Small Core Index                500                     2.0%
  Fund
iShares Morningstar Small Growth                    500                     2.0%
  Index Fund
iShares Morningstar Small Value                     500                     2.0%
  Index Fund


-------

*     As a percentage of the amount invested.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
       Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the

Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
 Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 11:00 a.m., Eastern Time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

PLACEMENT OF REDEMPTION ORDERS FOR FOREIGN FUNDS. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for Foreign Funds may take longer than two Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries relevant to the Foreign Funds.

In order to take delivery of shares of Fund Securities upon redemption of shares of Foreign Funds, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of a Foreign Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Foreign Fund is closed or are otherwise not Business Days for such Foreign Fund, stockholders may not be able to redeem their shares of such Foreign Fund, or to purchase and sell shares of such Foreign Fund on the Listing Exchange for Foreign Funds, on days when the NAV of such Foreign Funds could be significantly affected by events in the relevant foreign markets.

REGULAR HOLIDAYS. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.


The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


2008

                    AUSTRALIA
-------------
January 1    March 21   May 19     August 13
January 28   March 24   June 2     October 6
March 3      April 25   June 9     November 4
March 10     May 5      August 4   December 25
                                   December 26



                 AUSTRIA
------------
January 1   May 12       December 24
March 21    May 22       December 25
March 24    August 15    December 26
May 1       December 8   December 31



                BELGIUM
------------
January 1   May 2       November 11
March 21    May 17      December 25
March 24    July 21     December 26
May 1       August 15



                        CANADA
--------------
January 1     May 21     September 3   December 26
January 2     June 25    October 8
February 19   July 2     November 12
April 6       August 6   December 25



                DENMARK
------------
January 1   April 18   December 24
March 20    May 1      December 25
March 21    May 12     December 26
March 24    June 5     December 31



                 FINLAND
------------
January 1   June 20       December 31
March 21    December 24
March 24    December 25
May 1       December 26



                  FRANCE
------------
January 1   May 8         December 25
March 21    June 14       December 26
March 24    August 15
May 1       November 11



                       GERMANY
-------------
January 1    May 1       October 3     December 31
February 4   May 12      December 24
March 21     May 22      December 25
March 24     August 15   December 26



                      HONG KONG
----------------------------------------------------
January 1    March 24   July 1         December 25
February 6   April 4    September 15   December 26
February 7   May 1      October 1      December 31
February 8   May 12     October 7
March 21     June 9     December 24



                      IRELAND
------------
January 1   May 1      October 27    December 29
March 17    May 5      December 24
March 21    June 2     December 25
March 24    August 4   December 26



                  ITALY
------------
January 1   June 2        December 25
March 21    August 15     December 26
April 25    December 8    December 31
May 1       December 24



                          JAPAN
-------------
January 1    February 11   July 21        November 3
January 2    March 20      September 15   November 24
January 3    April 29      September 23   December 23
January 14   May 5         October 13     December 31



        NETHERLANDS
------------
January 1   May 1
March 21    May 12
March 24    December 25
April 30    December 26



               NEW ZEALAND
----------------------------------------
January 1    February 6   June 2
January 2    March 21     October 27
January 21   March 24     December 25
January 28   April 25     December 26

                  NORWAY
------------
January 1   May 1         December 26
March 20    May 12        December 31
March 21    December 24
March 24    December 25



                     SINGAPORE
-------------
January 1    May 1      October 1    December 17
February 7   May 19     October 27   December 25
February 8   May 20     October 28
March 21     August 9   December 8



                       SPAIN
------------
January 1   March 24   July 25       December 26
January 7   May 1      August 15
March 20    May 2      December 8
March 21    May 15     December 25



                  SWEDEN
------------
January 1   June 6        December 26
March 21    June 20       December 31
March 24    December 24
May 1       December 25



                     SWITZERLAND
------------
January 1   May 1       September 11   December 31
January 2   May 12      December 8
March 19    May 22      December 24
March 21    August 1    December 25
March 24    August 15   December 26



       UNITED KINGDOM
--------------------------
January 1   May 26
March 21    August 25
March 24    December 25
May 5       December 26



               UNITED STATES
------------------------------------------
January 1     May 26        November 11
January 21    July 4        November 27
February 18   September 1   December 25
March 21      October 13



2009




                      AUSTRALIA
-------------
January 1    April 13   June 8         November 3
January 26   April 27   August 3       December 25
March 2      May 4      August 12      December 28
March 9      May 18     September 28
April 10     June 1     October 5



                      AUSTRIA
------------
January 1   May 1     October 26    December 31
January 6   May 21    December 8
April 10    June 1    December 24
April 13    June 11   December 25



               BELGIUM
------------
January 1   May 21    November 2
April 10    May 22    November 11
April 13    June 1    December 25
May 1       July 21



                        CANADA
--------------
January 1     May 18     September 7   December 28
January 2     June 24    October 12
February 16   July 1     November 11
April 10      August 3   December 25



               DENMARK
------------
January 1   May 8    December 24
April 9     May 21   December 25
April 10    June 1   December 31
April 13    June 5



                 FINLAND
------------
January 1   May 1         December 25
January 6   May 21        December 31
April 10    June 19
April 13    December 24

                  FRANCE
------------
January 1   May 8         December 25
April 10    May 21
April 13    July 14
May 1       November 11



                 GERMANY
--------------
January 1     April 13   June 11
January 6     May 1      December 24
February 23   May 21     December 25
April 10      June 1     December 31



                HONG KONG
---------------------------------------
January 1    April 13    October 26
January 26   May 1       December 24
January 27   May 28      December 25
January 28   July 1      December 31
April 10     October 1



                      IRELAND
------------
January 1   May 1      October 26    December 29
March 17    May 4      December 24
April 10    June 1     December 25
April 13    August 3   December 28



                  ITALY
------------
January 1   May 1        December 24
January 6   June 2       December 25
April 10    June 29      December 31
April 13    December 8



                           JAPAN
--------------
January 1     April 29       September 22   December 23
January 2     May 4          September 23   December 31
January 12    May 5          October 12
February 11   July 20        November 3
March 20      September 21   November 23



        NETHERLANDS
------------
January 1   May 1
April 10    May 21
April 13    June 1
April 30    December 25



               NEW ZEALAND
----------------------------------------
January 1    February 6   October 26
January 2    April 10     December 25
January 19   April 13     December 28
January 26   June 1



                  NORWAY
------------
January 1   May 1         December 25
April 9     May 21        December 31
April 10    June 1
April 13    December 24



                 SINGAPORE
-------------
January 1    May 1          October 17
January 26   May 9          November 27
January 27   August 10      December 25
April 10     September 21



                       SPAIN
------------
January 1   April 10   October 12   December 25
January 6   April 13   November 2
March 19    May 1      November 9
April 9     May 15     December 8



                  SWEDEN
------------
January 1   May 1         December 25
January 6   May 21        December 31
April 10    June 19
April 13    December 24



                     SWITZERLAND
------------
January 1   April 13   June 29        December 31
January 2   May 1      September 10
January 6   May 21     December 8
March 19    June 1     December 24
April 10    June 11    December 25



       UNITED KINGDOM
--------------------------
January 1   May 25
April 10    August 31
April 13    December 25
May 4       December 26

               UNITED STATES
------------------------------------------
January 1     May 25        October 12
January 19    July 3        November 11
February 16   July 4        November 26
April 10      September 7   December 25



REDEMPTIONS. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks compromise the Funds. In the calendar year 2008 and 2009*, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for a Fund as follows:



  2008
  Denmark   03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Finland   03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Japan     12/26/08   01/05/09   10
            12/29/08   01/06/09   8
            12/30/08   01/07/09   8
  Norway    03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Sweden    03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  2009
  Denmark   04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8
  Ireland   12/21/09   12/30/09   9
            12/22/09   12/31/09   9
            12/23/09   01/04/10   12
  Japan     09/16/09   09/24/09   8
            09/17/09   09/25/09   8
            09/18/09   09/26/09   8
  Norway    04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8
  Spain     04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8


-------

* Settlement dates in the table above have been confirmed as of 6/18/08. Holidays are subject to change without further notice.

Taxes
REGULATED INVESTMENT COMPANY QUALIFICATIONS. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

TAXATION OF RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.


EXCISE TAX.   A Fund will be subject to a 4% excise tax on certain
undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of April 30, 2008, the tax year-end for the Funds listed:

The following Funds had tax basis net capital loss carryforwards as of April 30, 2008, the tax year-end for the Funds listed:




                      EXPIRING    EXPIRING    EXPIRING    EXPIRING      EXPIRING       EXPIRING       EXPIRING
FUND                    2010        2011        2012        2013          2014           2015           2016           TOTAL
-------------------- ---------- ------------ ---------- ------------ -------------- -------------- -------------- --------------
iShares Dow Jones     $      -   $        -   $      -   $  842,993   $30,488,444    $11,633,250    $22,860,226    $65,824,913
 Select Dividend
 Index Fund
iShares Dow Jones            -            -          -        2,986     1,535,209        781,024              -      2,319,219
 Transportation
 Average Index
 Fund
iShares Dow Jones            -            -          -      773,777             -              -              -        773,777
 U.S. Index Fund
iShares Dow Jones            -            -          -            -             -        218,173        257,417        475,590
 U.S. Aerospace &
 Defense Index
 Fund
iShares Dow Jones            -      164,820    213,728            -             -      2,166,892      2,533,237      5,078,677
 U.S. Basic
 Materials Sector
 Index Fund
iShares Dow Jones            -            -          -            -             -        203,587      7,089,008      7,292,595
 U.S. Broker-
 Dealers Index
 Fund
iShares Dow Jones      335,628      786,981    439,017      331,603     6,571,402      1,320,322              -      9,784,953
 U.S. Consumer
 Goods Sector
 Index Fund
iShares Dow Jones            -            -    413,714      590,495     2,292,509        183,523              -      3,480,241
 U.S. Consumer
 Services Sector
 Index Fund
iShares Dow Jones            -    2,710,478    124,959            -             -        712,195              -      3,547,632
 U.S. Energy Sector
 Index Fund
iShares Dow Jones            -            -    775,502            -             -         38,903      2,428,708      3,243,113
 U.S. Financial
 Sector Index Fund
iShares Dow Jones            -            -    458,579            -             -              -      1,046,051      1,504,630
 U.S. Financial
 Services Index
 Fund
iShares Dow Jones            -            -          -            -             -        142,089        797,034        939,123
 U.S. Healthcare
 Providers Index
 Fund
iShares Dow Jones            -            -    799,884            -       519,297      3,188,912      2,321,632      6,829,725
 U.S. Healthcare
 Sector Index Fund
iShares Dow Jones            -            -          -            -             -              -      4,410,404      4,410,404
 U.S. Home
 Construction Index
 Fund
iShares Dow Jones       96,542    1,969,600          -    3,141,753             -        230,285              -      5,438,180
 U.S. Industrial
 Sector Index Fund
iShares Dow Jones            -            -          -            -             -         83,550         25,936        109,486
 U.S. Insurance
 Index Fund
iShares Dow Jones            -            -          -            -             -         42,150        610,958        653,108
 U.S. Medical
 Devices Index
 Fund

                          EXPIRING      EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
FUND                        2010          2011         2012         2013         2014         2015         2016         TOTAL
----------------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ------------
iShares Dow Jones                -             -            -            -            -      115,443      413,565       529,008
 U.S. Oil & Gas
 Exploration &
 Production Index
 Fund
iShares Dow Jones                -             -            -            -            -       64,599      715,492       780,091
 U.S. Oil Equipment
 & Services Index
 Fund
iShares Dow Jones                -             -            -            -            -       50,522      818,343       868,865
 U.S.
 Pharmaceuticals
 Index Fund
iShares Dow Jones                -             -            -            -            -            -    5,932,275     5,932,275
 U.S. Real Estate
 Index Fund
iShares Dow Jones                -             -            -            -            -       47,538       94,893       142,431
 U.S. Regional
 Banks Index Fund
iShares Dow Jones        3,803,426    10,610,555    1,952,962    2,052,426    3,556,590    5,706,797    4,320,339    32,003,095
 U.S. Technology
 Sector Index Fund
iShares Dow Jones        4,591,393    12,363,187      998,718      376,854            -    3,799,540            -    22,129,692
 U.S.
 Telecommunications
 Sector Index Fund
iShares Dow Jones                -     3,329,447    8,539,740    1,702,578            -    4,406,966            -    17,978,731
 U.S. Utilities Sector
 Index Fund
iShares FTSE NAREIT              -             -            -            -            -            -       30,573        30,573
 Industrial/Office Capped
 Index Fund
iShares FTSE NAREIT              -             -            -            -            -            -      332,037       332,037
 Mortgage Plus Capped
 Index Fund
iShares FTSE NAREIT              -             -            -            -            -            -      144,638       144,638
 Real Estate 50
 Index Fund
iShares FTSE NAREIT              -             -            -            -            -            -       17,540        17,540
 Retail Capped Index Fund
iShares FTSE KLD 400             -             -            -            -            -            -       76,620        76,620
 Social Index Fund
iShares FTSE KLD Select          -             -            -            -      228,408      156,260      300,573       685,241
 Social Index
 Fund
iShares Morningstar              -             -            -            -            -      524,365            -       524,365
 Large Core Index
 Fund
iShares Morningstar              -             -            -       54,115      754,949    3,087,927      881,226     4,778,217
 Large Growth
 Index Fund
iShares Morningstar              -             -            -       18,851       35,116      468,973      672,390     1,195,330
 Large Value Index
 Fund
iShares Morningstar              -             -            -       20,026      126,713    2,019,941      326,747     2,493,427
 Mid Core Index
 Fund
iShares Morningstar              -             -            -       14,863      105,739      132,199    4,115,856     4,368,657
 Mid Growth Index
 Fund
iShares Morningstar              -             -            -        9,742      204,827      558,361      704,710     1,477,640
 Mid Value Index
 Fund

                       EXPIRING  EXPIRING   EXPIRING   EXPIRING   EXPIRING    EXPIRING    EXPIRING
FUND                     2010      2011       2012       2013       2014        2015        2016         TOTAL
--------------------- --------- ---------- ---------- ---------- ---------- ----------- ------------ ------------
iShares Morningstar       -         -          -             -          -    3,008,842           -    3,008,842
 Small Core Index
 Fund
iShares Morningstar       -         -          -             -          -    2,843,017           -    2,843,017
 Small Growth
 Index Fund
iShares Morningstar       -         -          -        18,678    142,621    1,039,496   1,649,102    2,849,897
 Small Value Index
 Fund



FUNDS HOLDING FOREIGN INVESTMENTS. Each Fund, but in particular the iShares Dow Jones EPAC Select Dividend Index Fund, iShares FTSE EPRA/NAREIT Developed Asia Index Fund, iShares FTSE EPRA/NAREIT Developed Europe Index Fund, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund and iShares FTSE EPRA/NAREIT North America Index Fund may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the Fund held the security, on the dividend settlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 15-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor's PRO RATA share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's PRO RATA share of the Fund's foreign income taxes. A foreign person who invests in a Fund that elects to "pass through" its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.

TAXATION OF U.S. SHAREHOLDERS. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.


Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date a Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.


If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


BACK-UP WITHHOLDING. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

SECTIONS 351 AND 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

TAXATION OF CERTAIN DERIVATIVES. A Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

QUALIFIED DIVIDEND INCOME. Distributions by a Fund of investment company taxable income (including any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations but generally not a U.S. REIT and certain foreign corporations (E.G., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom. A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

CORPORATE DIVIDENDS RECEIVED DEDUCTION. The Funds do not expect dividends that are paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

EXCESS INCLUSION INCOME. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

FOREIGN INVESTMENTS. Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as
Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund purchases shares in "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made


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separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

REPORTING. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


OTHER TAXES. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.


In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.


A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT. Restrictions apply regarding wash sales and substitute payment transactions.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.


The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

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Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.



Effective July 24, 2008, shares of the iShares Dow Jones U.S. Energy Sector Index Fund were split 3 for 1 through a distribution to the shareholders of record on July 21, 2008. The per share amounts included in the financial highlights of the Fund's Prospectus include the effect of the split, however the financial highlights incorporated by reference in this SAI do not reflect the stock split.



Miscellaneous Information
COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.

SHAREHOLDER COMMUNICATIONS TO THE BOARD. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder;
(ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.


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BGI-SAI-04-0709